UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-23661

Harbor ETF Trust
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR ETF TRUST 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: October 31, 2022

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report

HARBOR ETF TRUST

October 31, 2022

Harbor All-Weather Inflation Focus ETF

Harbor Corporate Culture ETF

Harbor Corporate Culture Leaders ETF

Harbor Disruptive Innovation ETF

Harbor Dividend Growth Leaders ETF

Harbor Energy Transition Strategy ETF

Harbor International Compounders ETF

Harbor Long-Term Growers ETF

Harbor Scientific Alpha High-Yield ETF

Harbor Scientific Alpha Income ETF

This material is intended for the Funds’ shareholders. It may be distributed to prospective investors only if it is preceded or accompanied by the current prospectus. Prospective investors should carefully consider the investment objectives, risks, charges and expenses of a Harbor ETF before investing. To obtain a summary prospectus or prospectus for this and other information, visit harborcapital.com or call 800-422-1050. Read it carefully before investing.

Foreside Fund Services, LLC is the Distributor of the Harbor ETF Trust.

Harbor All-Weather Inflation Focus ETF

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER Quantix Commodities LP	Management’s Discussion of Fund Performance

MARKET REVIEW

Commodity markets have experienced significant volatility so far in 2022 with extreme, opposing forces pulling the market in different directions. We believe that supply/demand fundamentals and geopolitical events have generally been pushing prices up while tightening monetary policy in the US and macro fears of a recession have generally been pulling prices down.

On a fundamental basis, almost every commodity has remained in tight supply for most of the year as we believe is evidenced by the unusually backwardated futures curves (where commodities for delivery in the short term cost more than those for delivery further out). On a geopolitical basis, Russia’s invasion of Ukraine has particularly disrupted energy and agricultural markets, both from a first order effect (Russia is a large energy exporter as is Ukraine in both Corn and Wheat) and with second order effects, triggering an energy crisis in Europe and raising costs downstream in items such as fertilizer and aluminum.

The historic pace of tightening in U.S. monetary policy so far in 2022 has provided a headwind for almost all financial markets as the risk-free rate gets repriced. While commodities have held up better than other asset classes with decently positive returns, we believe investors have remained on the sidelines due to fears that the Federal Reserve’s actions will cause a recession, impacting commodity demand. This is currently demonstrated in positioning data showing historically low levels of speculator interest across almost all commodities, despite the portfolio rationale for a commodities allocation in an inflationary environment.

PERFORMANCE

Harbor All-Weather Inflation Focus ETF returned 4.60% for the period ended October 31, 2022. The Fund tracked the performance of the Quantix Inflation Index (the “Index”), which returned 5.94%, after accounting for fees, fund expenses, and differences in cash management between the Fund and the Index.

This difference in cash management arise from the fact that the methodology in the Index is not able to be fully replicated. This puts the Fund at a disadvantage relative to the Index in a period of rapid interest rate rises, such as so far in 2022, and conversely helps the fund relative to the Index in a period of rapid interest rate decreases.

On a sector basis, Petroleum is the Fund’s largest sector and contributed all of the gains, over 13.0%. Within the sector, positive contributions came from Gasoil, Heating Oil and Brent Crude Oil, from a mixture of price appreciation and positive roll yield. The sector has persistently seen higher demand and less supply so far in 2022, even with the historic Strategic Petroleum Reserve release. These gains were offset by negative contributions from Industrial Metals and Precious Metals, both detracting -3.90%. The Industrial Metals, particularly Aluminum and Copper, were affected by the lockdown in China. Precious Metals, and particularly Gold, were negatively impacted by interest rate rises in the U.S. which caused real rates to rise.

While there were no significant asset allocation changes for the first three quarters in 2022, there was one that was reflected in the Fund in October. The Index rebalances once a quarter and, at each rebalance, updates the weighting between scarcity and debasement within the Index. In the most recent rebalance, calculated in September 2022 and implemented in October 2022, the Index shifted more weight to the debasement theme, resulting in an increase in

Harbor All-Weather Inflation Focus ETF

MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT

For the period 02/09/2022 through 10/31/2022

The graph compares a $10,000 investment in shares of the Fund with the performance of the Quantix Inflation Index and Bloomberg Commodity Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.

TOTAL RETURNS

For the periods ended 10/31/2022

the Gold weight relative to the previous quarter. This was a result of a change in the macroeconomic indicators that the Index takes into account, including the shape of the U.S. Treasury curve, relative performance of Copper and Gold, and the shape of the futures curves of commodities within the Index.

the Gold weight relative to the previous quarter. This was a result of a change in the macroeconomic indicators that the Index takes into account, including the shape of the U.S. Treasury curve, relative performance of Copper and Gold, and the shape of the futures curves of commodities within the Index.

OUTLOOK & STRATEGY

We believe that the outlook for commodity markets remains bright, especially relative to other asset classes. In the short term, we believe that the opposing forces referenced above will continue to pull markets in opposite directions, keeping volatility elevated.

We believe that fundamentals may remain supportive, with supply not keeping up with demand due to lead times in physically extracting or growing commodities. If this is the case, the futures curve may remain in backwardation, supporting overall returns from the asset class.

In addition, if some of the macroeconomic headwinds (such as the recent rapidly rising U.S. interest rates or the current economic lockdown in China) abate or even turn into tailwinds, then we believe that investors will reallocate to the asset class. However, if inflation remains elevated in the U.S. and central banks continue to raise interest rates or keep them higher for longer than the market expects, this may provide headwinds to certain commodities through demand destruction in the short to medium term.

On a strategy level, there are no changes anticipated to the Fund or the processes that underpin the underlying index.

			Unannualized
	1 Year	5 Years	Life of Fund
Harbor All-Weather Inflation Focus ETF (Based on Net Asset Value)[1]	N/A	N/A	4.60%
Harbor All-Weather Inflation Focus ETF (At Market Price)[1]	N/A	N/A	4.65%
Comparative Index
Quantix Inflation Index [1]	N/A	N/A	5.94%
Bloomberg Commodity Index[1]	N/A	N/A	4.66%

As stated in the Fund’s prospectus dated March 1, 2022, the expense ratio was 0.68%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).

The Quantix Inflation Index is calculated on a total return basis, which combines the returns of the futures contracts with the returns on cash collateral invested in 13-week U.S. Treasury Bills. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Quantix Inflation Index was developed by Quantix Commodities LP and is owned by Quantix Commodities Indices LLC. The Bloomberg Commodity Index measures the performance of future contracts on physical commodities which traded on US exchanges and London Metal Exchange. The commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually.

Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 02/09/2022 (commencement of operations) through 10/31/2022. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

This report contains the current opinions of Quantix Commodities LP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

There is no guarantee that the investment objective of the Fund will be achieved. Commodities and commodity-linked derivative instruments can be significantly more volatile than other securities, such as stocks or bonds. The Fund is non-diversified and may have significant exposure to a particular sector of the commodities market (such as metal, gas or emissions products). As a result, the Fund may be more susceptible to risks associated with a single issuer or sector than a more diversified portfolio.

Harbor All-Weather Inflation Focus ETF

CONSOLIDATED PORTFOLIO OF INVESTMENTS—October 31, 2022

RISK ALLOCATION* (% of Net Assets) - Unaudited
Asset Class	Sector
COMMODITIES
	Precious Metals	39.8%
	Petroleum	33.8%
	Industrial Metals	14.4%
	Grains and Soybean Products	10.0%
	Softs	2.0%

*Based on notional value and represents the sector allocation of the Quantix EnergyTransition Index.

PORTFOLIO OF INVESTMENTS

Principal Amounts, Value and Cost in Thousands

SHORT-TERM INVESTMENTS—77.2%

Principal Amount		Value
U.S. TREASURY BILLS—77.2%
U.S. Treasury Bill
$ 26,647	2.384%—11/03/2022†	$26,644
22,772	3.226%—12/29/2022†	22,631

TOTAL SHORT-TERM INVESTMENTS
(Cost $49,297)		49,275

TOTAL INVESTMENTS—77.2%
(Cost $49,297)		49,275

CASH AND OTHER ASSETS, LESS LIABILITIES—22.8%		14,532

TOTAL NET ASSETS—100%		$63,807

SWAP AGREEMENTS

OVER-THE-COUNTER (OTC) EXCESS RETURN SWAPS ON INDICES

Counterparty	Fixed Rate	Pay/Receive Fixed Rate	Reference Index[1]	Expiration Date	Payment Frequency	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Macquarie Bank Limited	0.120%	Pay	Quantix Inflation Index	11/30/2022	Monthly	$63,809	$—	$—	$—

FAIR VALUE MEASUREMENTS

All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments and Swap Agreements schedule) were classified as Level 2. There were no Level 3 investments as of October 31, 2022 or February 9, 2022 (commencement of operations).

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the Financial Statements.

Harbor All-Weather Inflation Focus ETF

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

†	Coupon represents yield to maturity

[1]

The reference index components are published daily on Harbor’s website at harborcapital.com. The index is comprised of publicly traded futures contracts on physical commodities.The table below represents the reference index components as of the period ended October 31, 2022.

Commodity	Weight

Gold	37.768%

Brent Crude Oil	13.162

GasOil	6.680

RBOB Gasoline	6.058

Heating Oil	5.798

Aluminum	4.563

Copper	4.344

Corn	3.568

Zinc	3.409

Soybean Oil	2.487

Nickel	2.155

WTI Crude Oil	2.102

Silver	2.000

Sugar	1.977

KC Wheat	1.975

Soybeans	1.954

The accompanying notes are an integral part of the Financial Statements.

Harbor Corporate Culture ETF

MANAGER’S COMMENTARY (Unaudited)

ADVISER Harbor Capital Advisors, Inc.	Management’s Discussion of Fund Performance

MARKET REVIEW

Throughout the year ended October 31, 2022, investor concerns pertaining to elevated inflation, monetary policy tightening, increased geopolitical risk, and slowing global growth pressured U.S. equities. The S&P 500 Index delivered -17.70% on a year-to-date basis ended October 31, 2022, while the Russell 1000® Index, returned -18.54%.

Markets were off balance as investors digested surging energy and food prices, which continued to demand a larger portion of consumers’ wallets. In addition, negative real wage growth and tightened financial conditions weighed on investor and consumer sentiment alike. Growth in all its forms came under pressure during the period, with high growth tech and other risk-on investments trailing value stocks and more defensive pockets of the market. Indeed, the Russell 1000® Value Index returned on a year-to-date basis ended October 31, 2022, -9.32% compared to the -26.61% returned by its counterpart, Russell 1000® Growth Index. Overall, this period constituted a challenging environment for risk and long duration assets.

PERFORMANCE

The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the CIBC Human Capital Index (the “Index”). The Fund employs an indexing investment approach designed to track the performance of the Index. The Index is reconstituted on an annual basis, based on scores produced by Irrational Capital LLC. At times, however, the Index may experience corporate actions; during the reporting period, Twitter was eliminated from the Index as the company was purchased by Elon Musk.

For the since inception period ended October 31, 2022, the Fund returned 9.12% compared to 9.14% returned by the Index.

OUTLOOK & STRATEGY

As stated, 2022 has been a tough year for growth stocks, and the headwinds of interest rate hikes, inflation and geo-political risk are not set to dissipate anytime soon. This continued uncertainty presents further challenges to the growth sector. That said, should the Federal Reserve be successful in its attempt to thread the needle and achieve a “soft” landing while tightening monetary policy, relief in the form of a strong second half rally for 2023 is certainly a possibility. Our base case view for 2023 however is that a recession is likely as a result of further rate hikes driving up unemployment. Although anticipated to be mild, investors should be prepared for another tough year in general for equities.

Harbor Corporate Culture ETF

MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT

For the period 10/12/2022 through 10/31/2022

The graph compares a $10,000 investment in shares of the Fund with the performance of the CIBC Human Capital Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.

TOTAL RETURNS

For the periods ended 10/31/2022

			Unannualized

	1 Year	5 Years	Life of Fund
Harbor Corporate Culture ETF (Based on Net Asset Value)[1]	N/A	N/A	9.12%
Harbor Corporate Culture ETF (At Market Price)[1]	N/A	N/A	9.12%

Comparative Index
CIBC Human Capital Index[1]	N/A	N/A	9.14%

As stated in the Fund’s prospectus dated September 28, 2022, the expense ratio was 0.36%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).

The CIBC Human Capital Index consists of a modified market-weighted portfolio of the equity securities of U.S. companies identified by Irrational Capital LLC as those it believes to possess strong corporate culture based on its proprietary scoring methodology. Constituents eligible are chosen from Solactive GBS United States 500 Index (the “index universe”) at the time of Index reconstitution. The Solactive GBS United States 500 Index intends to track the performance of the largest 500 companies from the US stock market. The index listed is unmanaged and does not reflect fees and expenses and is not available for direct investment.

Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 10/12/2022 (commencement of operations) through 10/31/2022. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. The Fund may not exactly track the performance of the Index with perfect accuracy at all times. Tracking error may occur because of pricing differences, timing and costs incurred by the fund or during times of heightened market volatility. The Fund relies on the Index provider’s methodology in assessing whether a company may be considered to have strong corporate culture. There is no guarantee that the construction methodology will accurately assess a company to include or exclude it from the index which could have an adverse effect on the Fund’s returns. The Fund’s assets may be concentrated in a particular sector or industries to the extent the Index is concentrated and is subject to the risk that economic, political, or other market conditions that have a negative effect on that sector or industry will negatively impact the value of the Fund.

Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

Harbor Corporate Culture ETF

PORTFOLIO OF INVESTMENTS—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS

Value and Cost in Thousands

COMMON STOCKS—94.7%

Shares		Value

AEROSPACE & DEFENSE—2.3%
6,384	Lockheed Martin Corp.	$3,107
3,591	Northrop Grumman Corp.	1,971

		5,078

AIRLINES—0.6%
15,960	Delta Air Lines, Inc. *	541
15,162	Southwest Airlines Co. *	551
7,581	United Airlines Holdings, Inc. *	327

		1,419

AUTOMOBILES—0.3%
53,860	Ford Motor Co.	720

BANKS—3.8%
88,364	Bank of America Corp.	3,185
2,394	First Republic Bank	288
35,903	JPMorgan Chase & Co.	4,519
798	SVB Financial Group *	184

		8,176

BEVERAGES—2.9%
45,597	Coca-Cola Co.	2,729
4,788	Monster Beverage Corp. *	449
16,758	PepsiCo, Inc.	3,043

		6,221

BIOTECHNOLOGY—2.9%
8,111	Amgen, Inc.	2,193
2,394	Biogen, Inc. *	678
5,985	Moderna, Inc. *	900
1,596	Regeneron Pharmaceuticals, Inc. *	1,195
3,990	Vertex Pharmaceuticals, Inc. *	1,245

		6,211

BUILDING PRODUCTS—0.5%
7,182	Trane Technologies PLC	1,146

CAPITAL MARKETS—3.6%
1,995	BlackRock, Inc.	1,289
9,208	Blackstone, Inc.	839
4,043	Goldman Sachs Group, Inc.	1,393
399	MarketAxess Holdings, Inc.	97
1,995	Moody’s Corp.	528

COMMON STOCKS—Continued

Shares		Value

CAPITAL MARKETS—Continued
17,556	Morgan Stanley	$1,443
1,086	MSCI, Inc.	509
4,389	Nasdaq, Inc.	273
4,473	S&P Global, Inc.	1,437

		7,808

CHEMICALS—1.3%
17,760	Corteva, Inc.	1,160
18,763	Dow, Inc.	877
13,141	DuPont de Nemours, Inc.	752

		2,789

COMMUNICATIONS EQUIPMENT—1.2%
2,823	Arista Networks, Inc. *	341
49,875	Cisco Systems, Inc.	2,266

		2,607

CONSUMER FINANCE—0.6%
6,788	American Express Co.	1,008
6,783	Synchrony Financial	241

		1,249

ELECTRIC UTILITIES—1.4%
10,086	Duke Energy Corp.	940
5,187	Edison International	311
4,788	Eversource Energy	365
13,965	The Southern Co.	915
7,182	Xcel Energy, Inc.	468

		2,999

ELECTRICAL EQUIPMENT—0.4%
3,217	Rockwell Automation, Inc.	821

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
1,699	CDW Corp.	294
2,394	Keysight Technologies, Inc. *	417
3,192	Trimble, Inc. *	192

		903

ENTERTAINMENT—3.4%
3,192	Electronic Arts, Inc.	402
4,389	Live Nation Entertainment, Inc. *	349
5,586	Netflix, Inc. *	1,631

Harbor Corporate Culture ETF

PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands

COMMON STOCKS—Continued

Shares		Value

ENTERTAINMENT—Continued
1,197	Take-Two Interactive Software, Inc. *	$142
45,333	Walt Disney Co. *	4,830

		7,354

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—2.1%
2,503	AvalonBay Communities, Inc.	438
5,686	Digital Realty Trust, Inc.	570
1,668	Equinix, Inc.	945
1,231	Essex Property Trust, Inc.	274
14,364	ProLogis, Inc.	1,591
1,995	SBA Communications Corp.	538
7,581	Ventas, Inc.	297

		4,653

FOOD & STAPLES RETAILING—3.2%
13,974	Costco Wholesale Corp.	7,008

FOOD PRODUCTS—1.6%
14,538	Archer-Daniels-Midland Co.	1,410
7,182	General Mills, Inc.	586
1,635	Hershey Co.	390
16,359	Mondelez International, Inc. Class A	1,006

		3,392

HEALTH CARE EQUIPMENT & SUPPLIES—2.3%
1,197	Align Technology *	233
20,349	Boston Scientific Corp. *	877
3,591	Hologic, Inc. *	244
5,187	Intuitive Surgical, Inc. *	1,278
19,551	Medtronic PLC	1,708
1,995	ResMed, Inc.	446
798	Teleflex, Inc.	171

		4,957

HOTELS, RESTAURANTS & LEISURE—0.8%
4,418	Expedia Group, Inc. *	413
7,980	Marriott International, Inc. Class A	1,278

		1,691

HOUSEHOLD DURABLES—0.1%
1,995	Garmin Ltd.	175
24	NVR, Inc. *	102

		277

HOUSEHOLD PRODUCTS—2.5%
1,596	Clorox Co.	233
10,374	Colgate-Palmolive Co.	766
3,990	Kimberly-Clark Corp.	496
28,839	Procter & Gamble Co.	3,884

		5,379

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.1%
8,511	AES Corp.	223

INDUSTRIAL CONGLOMERATES—1.9%
15,960	3M Co.	2,008
27,930	General Electric Co.	2,173

		4,181

INSURANCE—1.4%
1,995	Cincinnati Financial Corp.	206
6,384	Marsh & McLennan Cos., Inc.	1,031

COMMON STOCKS—Continued

Shares		Value

INSURANCE—Continued
3,192	Principal Financial Group, Inc.	$282
7,182	Progressive Corp.	922
2,793	Travelers Cos., Inc.	515

		2,956

INTERACTIVE MEDIA & SERVICES—4.7%
67,608	Alphabet, Inc. Class C *	6,400
41,986	Meta Platforms, Inc. Class A*	3,911

		10,311

INTERNET & DIRECT MARKETING RETAIL—0.6%
20,748	eBay, Inc.	826
4,576	Etsy, Inc. *	430

		1,256

IT SERVICES—6.1%
2,027	Akamai Technologies, Inc. *	179
5,215	Automatic Data Processing, Inc.	1,260
2,793	Cloudflare, Inc. Class A *	157
798	EPAM Systems, Inc. *	279
11,172	IBM Corp.	1,545
10,773	Mastercard, Inc. Class A	3,536
21,546	PayPal Holdings, Inc. *	1,801
1,197	VeriSign, Inc. *	240
20,460	Visa, Inc. Class A	4,239

		13,236

LIFE SCIENCES TOOLS & SERVICES—0.5%
4,448	Agilent Technologies, Inc.	615
2,394	Illumina, Inc. *	548

		1,163

MACHINERY—3.2%
14,372	Caterpillar, Inc.	3,111
3,690	Cummins, Inc.	902
7,237	Deere & Co.	2,865

		6,878

METALS & MINING—0.4%
19,152	Newmont Corp.	810

MULTI-UTILITIES—1.1%
3,289	Ameren Corp.	268
4,788	Consolidated Edison, Inc.	421
10,374	Dominion Energy, Inc.	726
2,461	DTE Energy Co.	276
3,990	Sempra Energy	602

		2,293

OIL, GAS & CONSUMABLE FUELS—4.7%
29,032	Chevron Corp.	5,252
20,588	ConocoPhillips	2,596
4,466	Hess Corp.	630
12,768	Occidental Petroleum Corp.	927
5,985	Valero Energy Corp.	751

		10,156

PHARMACEUTICALS—10.0%
30,324	Bristol-Myers Squibb Co.	2,349
12,814	Eli Lilly & Co.	4,640
39,354	Johnson & Johnson	6,847
38,304	Merck & Co., Inc.	3,876

Harbor Corporate Culture ETF

PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands

COMMON STOCKS—Continued

Shares		Value
PHARMACEUTICALS—Continued
84,699	Pfizer, Inc.	$3,943

		21,655

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.6%
19,950	Advanced Micro Devices, Inc. *	1,198
1,596	Enphase Energy, Inc. *	490
50,673	Intel Corp.	1,441
1,995	Lam Research Corp.	808
7,182	Microchip Technology, Inc.	443
29,526	NVIDIA Corp.	3,985
14,763	QUALCOMM, Inc.	1,737
1,995	Teradyne, Inc.	162
12,369	Texas Instruments, Inc.	1,987

		12,251

SOFTWARE—9.0%
6,470	Adobe, Inc. *	2,061
1,197	ANSYS, Inc. *	265
2,881	Autodesk, Inc. *	617
3,591	Cadence Design Systems, Inc. *	544
7,980	Fortinet, Inc. *	456
3,591	Intuit, Inc.	1,535
42,294	Microsoft Corp.	9,818
1,197	Roper Technologies, Inc.	496
13,167	Salesforce, Inc. *	2,141
2,394	ServiceNow, Inc. *	1,007
1,995	Synopsys, Inc. *	583

		19,523

SPECIALTY RETAIL—0.1%
5,187	CarMax, Inc. *	327

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—5.5%
73,416	Apple, Inc.	11,258
15,561	Hewlett Packard Enterprise Co.	222

COMMON STOCKS—Continued

Shares		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—Continued
14,253	HP, Inc.	$394
2,793	NetApp, Inc.	193

		12,067

TEXTILES, APPAREL & LUXURY GOODS—0.7%
15,561	NIKE, Inc. Class B	1,442
4,389	VF Corp.	124

		1,566

TOBACCO—0.7%
17,157	Philip Morris International, Inc.	1,576

WATER UTILITIES—0.2%
2,455	American Water Works Co., Inc.	357

TOTAL COMMON STOCKS
(Cost $204,495)		205,643

EXCHANGE-TRADED FUNDS—5.5%
(Cost $12,009)

CAPITAL MARKETS—5.5%
83,185	Consumer Discretionary Select Sector SPDR Fund	11,981

TOTAL INVESTMENTS—100.2%
(Cost $216,504)		217,624

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.2)%		(378)

TOTAL NET ASSETS—100%		$217,246

FAIR VALUE MEASUREMENTS

All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments as of October 31, 2022 or October 12, 2022 (commencement of operations).

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security

The accompanying notes are an integral part of the Financial Statements.

Harbor Corporate Culture Leaders ETF

MANAGER’S COMMENTARY (Unaudited)

ADVISER Harbor Capital Advisors, Inc.	Management’s Discussion of Fund Performance

MARKET REVIEW

Throughout the year ended October 31, 2022, investor concerns pertaining to elevated inflation, monetary policy tightening, increased geopolitical risk, and slowing global growth pressured U.S. equities. The S&P 500 Index delivered -17.70% on a year-to-date basis ended October 31, 2022, while the Russell 1000® Index, returned -18.54%.

Markets were off balance as investors digested surging energy and food prices, which continued to demand a larger portion of consumers’ wallets. In addition, negative real wage growth and tightened financial conditions weighed on investor and consumer sentiment alike. Growth in all its forms came under pressure during the period, with high growth tech and other risk-on investments trailing value stocks and more defensive pockets of the market. Indeed, the Russell 1000® Value Index returned on a year-to-date basis ended October 31, 2022, -9.32% compared to the -26.61% returned by its counterpart, Russell 1000® Growth Index. Overall, this period constituted a challenging environment for risk and long duration assets.

PERFORMANCE

The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Human Capital Factor Unconstrained Index (the “Index”). The Fund employs an indexing investment approach designed to track the performance of the Index. The Index rebalances quarterly and is reconstituted on an annual basis, based on scores produced by Irrational Capital LLC. At times, however, the Index may experience corporate actions; during the reporting period, IHS Markit and Zendesk were eliminated from the Index.

For the period ended October 31, 2022, the Fund returned -17.04% compared to -16.46% returned by the Human Capital Factor Unconstrained Index. The Fund faced both allocation and stock selection headwinds. While Healthcare contributed from a selection standpoint, Information Technology was a laggard from both an allocation and selection standpoint. The higher growth nature of the sector was pressured by rising interest rates. Within the sector, investments within the IT services and software segments experienced declines as investor preference shifted away from companies with duration growth towards those with lower volatility and more defensive profiles.

The two largest contributors to the portfolio were Alnylam Pharmaceuticals and Biogen. Alnylam Pharmaceuticals contributed 42 bps and Biogen contributed 41 bps. Contrarily, the largest portfolio detractors comprise Peloton and Royal Caribbean Group. Peloton detracted 112 bps and Royal Caribbean detracted 81 bps.

OUTLOOK & STRATEGY

As stated, 2022 has been a tough year for growth stocks, and the headwinds of interest rate hikes, inflation and geo-political risk are not set to dissipate anytime soon. This continued uncertainty presents further challenges to the growth sector. That said, should the Federal Reserve be successful in its attempt to thread the needle and achieve a “soft” landing while tightening monetary policy, relief in the form of a strong second half rally for 2023 is certainly a possibility. Our base case view for 2023 however is that a recession is likely as a result of further rate hikes driving up unemployment. Although anticipated to be mild, investors should be prepared for another tough year in general for equities.

Harbor Corporate Culture Leaders ETF

MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT

For the period 02/23/2022 through 10/31/2022

The graph compares a $10,000 investment in shares of the Fund with the performance of the Human Capital Factor Unconstrained Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.

TOTAL RETURNS

For the periods ended 10/31/2022

			Unannualized
	1 Year	5 Years	Life of Fund
Harbor Corporate Culture Leaders ETF (Based on Net Asset Value)[1]	N/A	N/A	-17.04%
Harbor Corporate Culture Leaders ETF (At Market Price)[1]	N/A	N/A	-16.99%
Comparative Index
Human Capital Factor Unconstrained Index[1]	N/A	N/A	-16.46%

As stated in the Fund’s prospectus dated February 22, 2022, the expense ratio was 0.50%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).

The Human Capital Factor Unconstrained Index is designed to deliver exposure to equity securities of large cap U.S. companies that demonstrate high employee engagement, based on scores produced by Irrational Capital LLC. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 02/23/2022 (commencement of operations) through 10/31/2022. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. The Fund may not exactly track the performance of the Index with perfect accuracy at all times. Tracking error may occur because of pricing differences, timing and costs incurred by the fund or during times of heightened market volatility.

The Fund relies on the Index provider’s proprietary scoring methodology in assessing whether a company may be considered a to have a strong corporate culture. There is no guarantee that the construction methodology will accurately assess a company to include or exclude it from the index which could have an adverse effect on the Fund’s returns. The Fund’s assets may be concentrated in a particular sector or industries to the extent the Index is concentrated and is subject to the risk that economic, political, or other market conditions that have a negative effect on that sector or industry will negatively impact the value of the Fund. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S.

Harbor Corporate Culture Leaders ETF

PORTFOLIO OF INVESTMENTS—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS

Value and Cost in Thousands

COMMON STOCKS—100.0%

Shares		Value

AIRLINES—4.0%
1,229	Copa Holdings SA Class A (Panama)*	$92
2,691	Delta Air Lines, Inc. *	91
2,352	Southwest Airlines Co. *	86

		269

AUTOMOBILES—1.1%
5,747	Ford Motor Co.	77

BANKS—1.3%
1,084	Pinnacle Financial Partners, Inc.	90

BIOTECHNOLOGY—6.6%
397	Alnylam Pharmaceuticals, Inc. *	82
420	Biogen, Inc. *	119
1,679	Natera, Inc. *	79
1,795	Ultragenyx Pharmaceutical, Inc. *	73
427	United Therapeutics Corp. *	98

		451

CAPITAL MARKETS—4.7%
343	MarketAxess Holdings, Inc.	84
359	Morningstar, Inc.	83
183	MSCI, Inc.	86
1,267	Tradeweb Markets, Inc. Class A	70

		323

CHEMICALS—1.2%
1,659	Dow, Inc.	78

COMMUNICATIONS EQUIPMENT—3.6%
732	Arista Networks, Inc. *	89
1,696	Ciena Corp. *	81
538	F5, Inc. *	77

		247

CONSUMER FINANCE—2.5%
168	Credit Acceptance Corp. *	78
2,569	Synchrony Financial	92

		170

DIVERSIFIED CONSUMER SERVICES—1.2%
1,377	Service Corp. International	83

COMMON STOCKS—Continued

Shares		Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.9%
3,157	Plug Power, Inc. *	$50
1,295	Trimble, Inc. *	78

		128

ENTERTAINMENT—3.0%
1,365	Liberty Media Corp. Class C *	79
1,112	Roku, Inc. *	62
753	Spotify Technology SA (Sweden)*	60

		201

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—6.4%
637	Camden Property Trust	74
312	Essex Property Trust, Inc.	69
2,344	Invitation Homes, Inc.	74
3,795	JBG SMITH Properties	75
676	ProLogis, Inc.	75
265	SBA Communications Corp.	71

		438

GAS UTILITIES—1.2%
792	Atmos Energy Corp.	84

HEALTH CARE EQUIPMENT & SUPPLIES—1.4%
2,189	Boston Scientific Corp. *	94

HOTELS, RESTAURANTS & LEISURE—3.1%
1,002	Hyatt Hotels Corp. Class A *	94
2,204	Royal Caribbean Cruises Ltd. (Liberia)*	118

		212

HOUSEHOLD DURABLES—1.2%
2,066	PulteGroup, Inc.	83

HOUSEHOLD PRODUCTS—2.5%
684	Kimberly-Clark Corp.	85
632	Procter & Gamble Co.	85

		170

INTERACTIVE MEDIA & SERVICES—3.2%
758	Alphabet, Inc. Class C *	72
515	Meta Platforms, Inc. Class A*	48
3,976	Pinterest, Inc. Class A *	98

		218

Harbor Corporate Culture Leaders ETF

PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands

COMMON STOCKS—Continued

Shares		Value

INTERNET & DIRECT MARKETING RETAIL—1.1%
777	Etsy, Inc. *	$73

IT SERVICES—7.4%
209	EPAM Systems, Inc. *	73
408	Globant SA (Luxembourg)*	77
262	Mastercard, Inc. Class A	86
245	MongoDB, Inc. *	45
552	Snowflake, Inc. Class A*	89
5,655	Thoughtworks Holding, Inc. *	54
1,073	Twilio, Inc. Class A*	80

		504

LEISURE PRODUCTS—1.8%
6,929	Peloton Interactive, Inc. Class A *	58
2,038	YETI Holdings, Inc. *	66

		124

MACHINERY—1.4%
1,331	Graco, Inc.	93

MULTI-UTILITIES—1.1%
687	DTE Energy Co.	77

PERSONAL PRODUCTS—1.0%
3,185	Herbalife Nutrition Ltd. *	68

PHARMACEUTICALS—2.8%
1,019	Merck & Co., Inc.	103
1,850	Pfizer, Inc.	86

		189

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.1%
2,348	Zillow Group, Inc. Class C*	72

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.9%
921	Advanced Micro Devices, Inc. *	55
180	Lam Research Corp.	73
498	NVIDIA Corp.	67
891	Teradyne, Inc.	73

		268

SOFTWARE—24.3%
209	Adobe, Inc. *	66

COMMON STOCKS—Continued

Shares		Value

SOFTWARE—Continued
326	ANSYS, Inc. *	$72
329	Atlassian Corp. PLC Class A*	67
492	Cadence Design Systems, Inc. *	74
1,252	DocuSign, Inc. *	60
3,734	Dropbox, Inc. *	81
2,146	Dynatrace, Inc. *	76
1,134	Guidewire Software, Inc. *	67
191	Intuit, Inc.	82
3,448	Jamf Holding Corp. *	82
318	Microsoft Corp.	74
2,503	nCino, Inc. *	79
1,337	New Relic, Inc. *	79
9,387	Palantir Technologies, Inc. Class A *	82
350	Paylocity Holding Corp. *	81
1,479	Procore Technologies, Inc. *	81
212	Roper Technologies, Inc.	88
183	ServiceNow, Inc. *	77
1,596	Unity Software, Inc. *	47
763	VMware, Inc. Class A	86
851	Zoom Video Communications, Inc. Class A *	71
510	Zscaler, Inc. *	79

		1,651

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.6%
539	Apple, Inc.	83
3,057	Pure Storage, Inc. Class A *	94

		177

TEXTILES, APPAREL & LUXURY GOODS—1.4%
289	Lululemon Athletica, Inc. (Canada)*	95

TOTAL COMMON STOCKS
(Cost $7,990)		6,807

TOTAL INVESTMENTS—100%
(Cost $7,990)		6,807

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—

TOTAL NET ASSETS—100%		$6,807

FAIR VALUE MEASUREMENTS

All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments as of October 31, 2022 or February 23, 2022 (commencement of operations).

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security

The accompanying notes are an integral part of the Financial Statements.

Harbor Disruptive Innovation ETF

MANAGER’S COMMENTARY (Unaudited)

ADVISER Harbor Capital Advisors, Inc.	Management’s Discussion of Fund Performance

MARKET REVIEW

Throughout the year, investor concerns pertaining to elevated inflation, monetary policy tightening, increased geopolitical risk and slowing global growth pressured U.S. equities. Markets were off balance as investors digested surging energy and food prices, which continued to demand a larger portion of consumers’ wallets. In addition, negative real wage growth and tightened financial conditions weighed on investor and consumer sentiment alike. Growth in all its forms came under pressure during the period, with high growth tech and other risk-on investments trailing value stocks and more defensive pockets of the market. This resulted in a challenging environment for risk and long-duration assets, weighing on Fund returns versus the broad market during the period.

PERFORMANCE

Harbor Disruptive Innovation ETF returned -42.85% while the S&P 500 Index returned -12.99% during the period ended October 31, 2022. The Fund lagged the S&P 500 Index during the period and faced notable headwinds from both a stock specific and factor perspective. The higher growth nature of the Fund proved a meaningful headwind during the period given larger exposure to growth-oriented sectors, particularly information technology, a sector which lagged the overall benchmark in terms of performance.

Within information technology, investments within the IT services and software segments experienced declines as investor preference shifted away from companies with duration growth towards those with lower volatility and higher liquidity profiles. Shares of Shopify sold off during the year as investors reacted negatively to management announcing a material increase in investment in 2022, reducing operating margins. Given the market’s prevailing short-term focus and low appetite for increased investment at the expense of margin gains, the stock reacted negatively during the period. In addition, the Fund’s investment in Block traded lower on growing fears that an economic slowdown would adversely impact the revenues of the company’s suite of financial services. Lightspeed Commerce shares were also pressured amidst a broader rotation out of fintech stocks across both scaled providers and digital new entrants.

Within Consumer Discretionary, challenging stock selection within the internet & direct marketing retail and specialty retail industries posed pressure on the Fund’s excess returns relative to the broad market. The Fund’s investment in Carvana weighed on returns versus the Index as inflationary pressures in used cars, as well as other factors resulted in the stock’s repricing during the period. Also, shares of Peloton fell on poor results and subsequent concerns that its customer growth would slow as gyms and health clubs reopened in the post COVID-19 environment.

In addition, biotechnology investments within the Health Care sector pressured excess returns during the period. The Fund’s investment in Cabaletta Bio sold off as investors reacted negatively to top line data from its mucosal Pemphigus Vulgaris (mPV) trial results during the period. In addition, shares of LogicBio Therapeutics fell on the back of the news that its clinical trial for its treatment of methylmalonic acidemia (MMA) has been placed on clinical hold by the FDA.

The Fund’s lack of exposure to the value-oriented Energy and Consumer Staples sectors also posed performance challenges as both groups outperformed the broad market during the period.

Despite overall headwinds facing the Fund’s investment strategy, stock specific investments generated strong results, helping modestly offset relative underperformance during the period. For instance, two of the Fund’s largest contributors to performance were SailPoint Technologies and T-Mobile. SailPoint received a buyout offer, boosting the stock price. T-Mobile continued to show improvements in line with the investment team’s thesis on cash generation and business rationalization. In addition, Dicerna Pharmaceuticals shares rose over 80% as the company

Harbor Disruptive Innovation ETF

MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2021 through 10/31/2022

The graph compares a $10,000 investment in shares of the Fund with the performance of the S&P 500 Index and Russell 3000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.

TOTAL RETURNS

For the periods ended 10/31/2022

was acquired by Novo Nordisk at a premium during the period. Also, the Fund’s investment in Akouos surged as the company received FDA clearance of its IND Application for AK-OTOF, a gene therapy intended for the treatment of OTOF-mediated hearing loss. The IND for AK-OTOF is the first to receive FDA clearance for a genetic form of hearing loss and the first for an AAV vector therapy with the potential to treat an inner ear condition.

OUTLOOK & STRATEGY

The shift in market leadership during the year illustrates how unpredictable markets can be over shorter-term periods. Exogenous factors and sentiment can have an outsized influence on short-term price movements. Despite these shorter-term impacts, enterprises remain early in their digital transformation efforts, new technological offerings are enabling access to commerce and financial services, and life sciences innovations continue to change how we define, diagnose, and treat disease. Over the long-term, we believe we will be successful in identifying businesses that will extract most of the value created by these trends, as well as others.

Overall, the market’s disfavor for companies investing today for future growth proved a particularly damaging factor to performance. The positive outcome for the Fund’s approach, however, is that in many cases, we believe today’s valuations do not reflect the broad range of positive outcomes for many of the Fund’s holdings. While volatility adds market risk, the Fund’s underlying investment managers do not see a corresponding increase in the business risks across Fund holdings.

			Unannualized
	1 Year	5 Years	Life of Fund
Harbor Disruptive Innovation ETF (Based on Net Asset Value)[1]	N/A	N/A	-42.85%
Harbor Disruptive Innovation ETF (At Market Price)[1]	N/A	N/A	-42.85%
Comparative Index
S&P 500 Index[1]	N/A	N/A	-12.99%
Russell 3000® Growth Index[1]	N/A	N/A	-23.48%

As stated in the Fund’s prospectus dated March 1, 2022, the expense ratio was 0.75%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).

The Russell 3000® Growth Index measures the performance of the broad growth segment of the US equity universe. It includes Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the U.S. market for large capitalization equities. These unmanaged indices do not reflect fees and expenses and are not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.

Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 12/01/2021 (commencement of operations) through 10/31/2022. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities issuers in emerging market regions. Investing in REITs will subject the Fund to additional risk.

Harbor Disruptive Innovation ETF

PORTFOLIO OF INVESTMENTS—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS

Value and Cost in Thousands

COMMON STOCKS—96.6%

Shares		Value

AUTOMOBILES—2.5%
770	Tesla, Inc. *	$175

BIOTECHNOLOGY—10.0%
801	Alkermes PLC (Ireland)*	18
2,906	Allogene Therapeutics, Inc. *	30
1,176	Arrowhead Pharmaceuticals, Inc. *	41
848	Ascendis Pharma AS ADR (Denmark)*,1	98
9,009	Autolus Therapeutics PLC ADR (United Kingdom)*,1	26
2,728	Avidity Biosciences, Inc. *	39
1,555	Bicycle Therapeutics PLC ADR (United Kingdom)*,1	38
274	Blueprint Medicines Corp. *	14
1,600	C4 Therapeutics, Inc. *	15
833	Fate Therapeutics, Inc. *	17
8,083	Freeline Therapeutics Holdings PLC ADR (United Kingdom)*,1	6
2,731	Iovance Biotherapeutics, Inc. *	25
676	Krystal Biotech, Inc. *	52
943	Kymera Therapeutics, Inc. *	29
11,465	Magenta Therapeutics, Inc. *	15
7,649	Precision BioSciences, Inc. *	11
1,770	REGENXBIO, Inc. *	42
2,317	Repare Therapeutics, Inc. (Canada)*	35
1,727	Replimune Group, Inc. *	32
4,184	Rocket Pharmaceuticals, Inc. *	78
18,581	Synlogic, Inc. *	16
5,114	TCR² Therapeutics, Inc. *	8
1,744	UniQure NV (Netherlands)*	32

		717

CAPITAL MARKETS—0.2%
238	Coinbase Global, Inc. Class A *	16

CONTAINERS & PACKAGING—2.2%
3,217	Ball Corp	159

ELECTRIC UTILITIES—0.5%
417	NextEra Energy, Inc.	32

ENTERTAINMENT—0.7%
1,043	Sea Ltd. ADR (Singapore)*,1	52

HEALTH CARE EQUIPMENT & SUPPLIES—3.7%
567	Dexcom, Inc. *	68

COMMON STOCKS—Continued

Shares		Value

HEALTH CARE EQUIPMENT & SUPPLIES—Continued
120	IDEXX Laboratories, Inc. *	$43
232	Insulet Corp. *	60
718	Lantheus Holdings, Inc. *	53
141	The Cooper Companies, Inc.	39

		263

HEALTH CARE PROVIDERS & SERVICES—1.6%
406	Amedisys, Inc. *	40
99	Humana, Inc.	55
7,966	Invitae Corp. *	20

		115

HOTELS, RESTAURANTS & LEISURE—1.3%
62	Chipotle Mexican Grill, Inc. *	93

INTERACTIVE MEDIA & SERVICES—4.7%
1,365	Alphabet, Inc. Class A*	129
1,319	Alphabet, Inc. Class C *	125
173	Meta Platforms, Inc. Class A*	16
1,416	ZoomInfo Technologies, Inc. *	63

		333

INTERNET & DIRECT MARKETING RETAIL—7.3%
2,381	Amazon.com, Inc. *	244
19,444	Deliveroo PLC (United Kingdom)*,2	19
1,342	DoorDash, Inc. Class A *	58
226	MercadoLibre, Inc. (Argentina)*	204

		525

IT SERVICES—14.4%
172	Adyen NV (Netherlands)*,2	247
1,445	Block, Inc. *	87
2,409	Cloudflare, Inc. Class A *	136
1,024	Datadog, Inc. *	82
259	MongoDB, Inc. *	47
2,840	Okta, Inc. *	159
904	PayPal Holdings, Inc. *	76
1,732	Shopify, Inc. Class A (Canada)*	59
858	Snowflake, Inc. Class A*	138

		1,031

LEISURE PRODUCTS—0.2%
2,009	Peloton Interactive, Inc. Class A *	17

Harbor Disruptive Innovation ETF

PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands

COMMON STOCKS—Continued

Shares		Value

LIFE SCIENCES TOOLS & SERVICES—5.4%
84	Bio-Rad Laboratories, Inc. Class A *	$29
571	Danaher Corp.	144
490	ICON PLC (Ireland)*	97
73	Lonza Group AG (Switzerland)	38
31	Mettler-Toledo International, Inc. *	39
73	Thermo Fisher Scientific, Inc.	37

		384

MEDIA—1.1%
4,153	Paramount Global Class B	76

PHARMACEUTICALS—1.6%
891	Arvinas, Inc. *	44
360	Catalent, Inc. *	24
126	Eli Lilly & Co.	46

		114

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—13.5%
851	Advanced Micro Devices, Inc. *	51
659	Applied Materials, Inc.	58
198	ASML Holding NV (Netherlands)	94
641	Lam Research Corp.	259
3,664	Microchip Technology, Inc.	226
331	NVIDIA Corp.	45
970	Texas Instruments, Inc.	156
976	Wolfspeed, Inc. *	77

		966

SOFTWARE—22.9%
953	Atlassian Corp. PLC Class A*	193
1,073	Cadence Design Systems, Inc. *	162
198	CrowdStrike Holdings, Inc. Class A*	32

COMMON STOCKS—Continued

Shares		Value

SOFTWARE—Continued
378	CyberArk Software Ltd. (Israel)*	$59
1,115	Fortinet, Inc. *	64
211	HubSpot, Inc. *	63
508	Microsoft Corp.	118
845	Procore Technologies, Inc. *	46
1,467	Salesforce, Inc. *	239
6,272	Samsara, Inc. Class A *	77
583	ServiceNow, Inc. *	245
1,334	Smartsheet, Inc. Class A *	47
1,440	Workday, Inc. Class A *	224
281	Zoom Video Communications, Inc. Class A *	23
282	Zscaler, Inc. *	44

		1,636

SPECIALTY RETAIL—0.3%
1,952	AUTO1 Group SE (Germany)*,2	13
628	Carvana Co. *	9

		22

WIRELESS TELECOMMUNICATION SERVICES—2.5%
1,154	T-Mobile US, Inc. *	175

TOTAL COMMON STOCKS
(Cost $8,954)		6,901

TOTAL INVESTMENTS—96.6%
(Cost $8,954)		6,901

CASH AND OTHER ASSETS, LESS LIABILITIES—3.4%		245

TOTAL NET ASSETS—100%		$7,146

FAIR VALUE MEASUREMENTS

All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments as of October 31, 2022 or December 1, 2021 (commencement of operations).

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1

Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

2

Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $279 or 4% of net assets.

The accompanying notes are an integral part of the Financial Statements.

Harbor Dividend Growth Leaders ETF

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER Westfield Capital Management Company, L.P.	Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equities finished the third quarter of calendar year 2022 on the lows of the year, marking the largest decline during the first nine months of any year since 2002. Indexes turned sharply negative on the heels of higher-than-expected inflation data in August and a stern commitment by the Federal Reserve (the “Fed”) in Jackson Hole to tamp down inflation, even if it means inflicting some ‘pain’ and job losses on the U.S. economy. The steep trajectory of rate hikes by the U.S. roiled already unsettled markets and forced other central banks across the globe to follow suit or risk having their currencies devalued. Once again, we witnessed most asset classes falling in tandem with one exception being commodities, and even that was largely driven by strong returns in the energy markets. This unusual correlation further strained financial markets and even drove some policy makers to intervene to prevent more widespread disruptions.

PERFORMANCE

Harbor Dividend Growth Leaders ETF returned -8.48% during the year ended October 31, 2022, while the Fund’s primary benchmark, S&P 500 Index (the “Index”), returned -14.61%, and the NASDAQ Dividend Achievers Select Total Return Index returned -8.27%. The returns of the Fund prior to May 20, 2022 are those of the Westfield Capital Dividend Growth Fund (the “Predecessor Fund”)[1]. Given this is not a benchmark-driven strategy, there can be periods where the performance looks materially different. From a sector standpoint, relative weakness within Information Technology and Materials offset relative strength within Communication Services and Energy.

Information Technology was the largest source of relative weakness, costing 130 basis points (“bps”). Within the sector, semiconductor company Silicon Motion Technology Corporation Sponsored ADR was the largest detractor from relative results. It was announced in May that the company was being acquired by MaxLinear, Inc. in 2023. Following this announcement, shares traded lower due to the lack of upcoming catalysts since the acquisition doesn’t close for a year. The company pays a healthy dividend and has a 12.00% shareholder yield which contributed to our decision to continue to hold the security following the announcement, but we decided to exit the position in October as a source of funds for other ideas which we believe have more near-term upside.

Materials also detracted from relative results, costing 108 bps of relative performance. Newmont Corporation, a goldminer, was the biggest relative underperformer within the sector. Shares traded lower as gold prices are inversely correlated with real interest rates, which have been rising as the Fed has been increasing interest rates over the last few months. Additionally, the company had some operational weakness which further weighed on sentiment. Given this backdrop, we sold the position in early September.

Communications Services was the largest contributor to relative performance, adding 130 bps of relative returns to the Fund. The majority of this relative performance stemmed from not owning the mega-cap benchmark names which do not meet our capital return thresholds.

The Fund’s investments within Energy also contributed to relative performance, adding 33 bps. Energy exploration and production companies ConocoPhillips and Devon Energy Corporation were the top relative contributors. The Fund’s Energy positioning is focused on having exposure to E&Ps and not investing in Coal, Services, Midstream and Refining,

Harbor Dividend Growth Leaders ETF

MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/12 through 10/31/2022

The graph compares a $10,000 investment in shares of the Fund with the performance of the S&P 500 Index and NASDAQ U.S. Dividend Achievers Select Total Return Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.

TOTAL RETURNS

For the periods ended 10/31/2022

which was rewarded during the period. Despite a pull-back in oil, ConocoPhillips and Devon Energy Corporation held in better than peers, showcasing their attractiveness as best-in-class operators with strong free cash flow and capital returns.

OUTLOOK & STRATEGY

Following yet another volatile quarter, we remain confident in our positioning in high quality companies with durable business models that we believe can reliably maintain and raise their dividends while also weathering the market turbulence. As we have witnessed in the market, there is no shortage of companies re-rating substantially lower amidst sharply rising interest rates and broader macro-economic uncertainty. With the Fed reiterating their singular focus on curbing inflation, we think now more than ever it is important to own companies that not only provide competitive yields which are increasing, but those that can also create equity value over time. Often times yield-focused alternatives lack the quality desired in a turbulent market when investors flock to relative safety at the expense of riskier segments of the market. Stocks owned today must also compete with higher yielding Treasuries and provide a reasonable return above those yields to account for the greater risk. We believe that is hard to justify in high yielding stocks in many cases and prefer the quality and equity value creation potential of dividend growth stocks.

		Annualized	Annualized
	1 Year	5 Years	10 Years
Harbor Dividend Growth Leaders ETF (Based on Net Asset Value)	-8.48%	11.21%	11.49%
Harbor Dividend Growth Leaders ETF (At Market Price)	-8.40%	11.23%	11.49%
Comparative Index
S&P 500 Index	-14.61%	10.44%	12.79%
NASDAQ U.S. Dividend Achievers Select Total Return Index	-8.27%	11.06%	11.99%

As stated in the Fund’s prospectus dated April 13, 2022, the expense ratio was 0.50%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).

The S&P 500 Index is an unmanaged index generally representative of the U.S. market for large capitalization equities. The NASDAQ U.S. Dividend Achievers Select Total Return Index is a modified market capitalization weighted index. The NASDAQ U.S. Dividend Achievers Select Total Return Index is comprised of a select group of securities with at least ten consecutive years of increasing annual regular dividend payments. The indices are unmanaged and do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

Harbor Dividend Growth Leaders ETF

MANAGER’S COMMENTARY (Unaudited)

1 The Fund acquired the assets and assumed the then existing known liabilities of the Predecessor Fund on May 20, 2022 (the “Reorganization Date”). The Fund is the performance successor of the reorganization. This means that the Predecessor Fund’s performance and financial history will be used by the Fund going forward from the Reorganization Date. Accordingly, the performance of the Fund for periods prior to the reorganization is the performance of the Predecessor Fund. The performance of the Predecessor Fund has not been restated to reflect the annual operating expenses of the Fund, which are lower than those of the Predecessor Fund. Because the Fund has different fees and expenses than the Predecessor Fund, the Fund would also have had different performance results.

This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

There is no guarantee the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. The Fund’s emphasis on dividend paying stocks involves the risk that such stocks may fall out of favor with investors and under-perform the market. There is no guarantee that a company will pay or continually increase its dividend. The Fund may invest in a limited number of companies or at times may be more heavily invested in particular sectors. As a result, the Fund’s performance may be more volatile, and the value of its shares may be especially sensitive to factors that specifically effect those sectors. The Fund may invest in foreign securities which may be more volatile and less liquid due to currency fluctuation, political instability, government sanctions, social and economic risks. Foreign currencies can decline in value and can adversely affect the dollar value of the fund.

Harbor Dividend Growth Leaders ETF

PORTFOLIO OF INVESTMENTS—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS

Value and Cost in Thousands

COMMON STOCKS—95.8%
Shares		Value

BANKS—5.4%
83,469	Bank of America Corp.	$3,008
17,549	Cullen/Frost Bankers, Inc.	2,721
26,686	East West Bancorp, Inc.	1,910

		7,639

BEVERAGES—4.8%
52,735	Coca-Cola Co.	3,156
19,747	PepsiCo, Inc.	3,586

		6,742

BIOTECHNOLOGY—4.6%
23,274	AbbVie, Inc.	3,407
39,291	Gilead Sciences, Inc.	3,083

		6,490

BUILDING PRODUCTS—1.9%
16,566	Trane Technologies PLC (Ireland)	2,644

CAPITAL MARKETS—1.2%
29,172	Hamilton Lane, Inc. Class A	1,745

COMMUNICATIONS EQUIPMENT—2.3%
70,921	Cisco Systems, Inc.	3,222

CONTAINERS & PACKAGING—1.5%
17,231	Packaging Corp. of America	2,071

DIVERSIFIED TELECOMMUNICATION SERVICES—1.3%
34,376	Cogent Communications Holdings, Inc.	1,805

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—6.3%
35,533	Equity LifeStyle Properties, Inc.	2,273
13,487	Innovative Industrial Properties, Inc.	1,458
47,618	National Health Investors, Inc.	2,700
18,475	Sun Communities, Inc.	2,491

		8,922

FOOD PRODUCTS—3.7%
32,034	Bunge Ltd. (Bermuda)	3,162
8,963	Hershey Co.	2,140

		5,302

HEALTH CARE PROVIDERS & SERVICES—3.8%
22,580	Quest Diagnostics, Inc.	3,244

COMMON STOCKS—Continued
Shares		Value

HEALTH CARE PROVIDERS & SERVICES—Continued
3,932	UnitedHealth Group, Inc.	$2,183

		5,427

HOTELS, RESTAURANTS & LEISURE—1.7%
66,960	Cheesecake Factory, Inc.	2,398

INSURANCE—9.0%
15,497	Allstate Corp.	1,957
20,961	American Financial Group, Inc.	3,042
62,970	American International Group, Inc.	3,589
22,291	Arthur J. Gallagher & Co.	4,170

		12,758

IT SERVICES—3.1%
31,977	IBM Corp.	4,422

MACHINERY—3.9%
8,736	Cummins, Inc.	2,136
15,497	IDEX Corp.	3,445

		5,581

MEDIA—1.6%
13,299	Nexstar Media Group, Inc.	2,278

MULTILINE RETAIL—2.4%
20,441	Target Corp.	3,358

OIL, GAS & CONSUMABLE FUELS—7.1%
42,587	ConocoPhillips	5,370
60,252	Devon Energy Corp.	4,660

		10,030

PHARMACEUTICALS—4.1%
8,413	Eli Lilly & Co.	3,046
27,842	Merck & Co., Inc.	2,818

		5,864

ROAD & RAIL—2.9%
21,135	Union Pacific Corp.	4,167

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.5%
13,444	Broadcom, Inc.	6,320

Harbor Dividend Growth Leaders ETF

PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands

COMMON STOCKS—Continued
Shares		Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
47,329	Microchip Technology, Inc.	$2,922

		9,242

SOFTWARE—3.9%
23,852	Microsoft Corp.	5,537

SPECIALTY RETAIL—4.1%
19,718	Home Depot, Inc.	5,839

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.9%
45,363	Apple, Inc.	6,956

TEXTILES, APPAREL & LUXURY GOODS—3.8%
26,310	NIKE, Inc. Class B	2,438

COMMON STOCKS—Continued
Shares		Value

TEXTILES, APPAREL & LUXURY GOODS—Continued
91,188	Tapestry, Inc.	$2,889

		5,327

TOTAL COMMON STOCKS
(Cost $112,342)		135,766

TOTAL INVESTMENTS—95.8%
(Cost $112,342)		135,766

CASH AND OTHER ASSETS, LESS LIABILITIES—4.2%		5,909

TOTAL NET ASSETS—100%		$141,675

FAIR VALUE MEASUREMENTS

All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments as of October 31, 2022 or 2021.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the Financial Statements.

Harbor Energy Transition Strategy ETF

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER Quantix Commodities LP	Management’s Discussion of Fund Performance

MARKET REVIEW

Commodity markets have experienced significant volatility so far in 2022 with extreme, opposing forces pulling the market in different directions. We believe that supply/demand fundamentals and geopolitical events have generally been pushing prices up while tightening monetary policy in the US and macro fears of a recession have generally been pulling prices down.

On a fundamental basis, almost every commodity has remained in tight supply for most of the year as we believe is evidenced by the unusually backwardated futures curves (where commodities for delivery in the short term cost more than those for delivery further out). On a geopolitical basis, Russia’s invasion of Ukraine has particularly disrupted energy and agricultural markets, both from a first order effect (Russia is a large energy exporter as is Ukraine in both Corn and Wheat) and with second order effects, triggering an energy crisis in Europe and raising costs downstream in items such as fertilizer and aluminum.

The historic pace of tightening in U.S. monetary policy so far in 2022 has provided a headwind for almost all financial markets as the risk-free rate gets repriced. While commodities have held up better than other asset classes with decently positive returns, we believe investors have remained on the sidelines due to fears that the Federal Reserve’s actions will cause a recession, impacting commodity demand. This is currently demonstrated in positioning data showing historically low levels of speculator interest across almost all commodities, despite the portfolio rationale for a commodities allocation in an inflationary environment.

PERFORMANCE

Harbor Energy Transition Strategy ETF returned -5.10% for the period ended October 31, 2022. The Fund tracked the performance of the Quantix Energy Transition Index (the “Index”), which returned -4.00%, after accounting for fees, fund expenses, and differences in cash management between the Fund and the Index.

This difference in cash management arises from the fact that the methodology in the Index is not able to be fully replicated. This puts the Fund at a disadvantage relative to the Index in a period of rapid interest rate rises, such as so far in 2022, and conversely helps the Fund relative to the index in a period of rapid interest rate decreases.

On a sector basis, Natural Gas was the biggest detractor from performance, with a -6.80% contribution, entirely due to equal falls in UK Natural Gas and European Natural Gas. These commodities had extreme increases in price in the first half of 2022 as Russia’s invasion of Ukraine disrupted European gas supplies but a greater-than-expected build in inventories over the summer and a warmer start to the winter caused those prices to revert.

The Grains sector was a positive contributor adding 1.50% to returns. Soybean Oil, the only commodity that the Fund holds in that sector, rallied in tandem with energy prices more broadly. There were no significant asset allocation changes since the inception of the Fund. The weights within Index are primarily driven by the relative open interest of each commodity, which does not tend to change very much from month to month.

OUTLOOK & STRATEGY

We believe that the outlook for commodity markets remains bright, especially relative to other asset classes. In the short term, we believe that the opposing forces referenced above will continue to pull markets in opposite directions, keeping volatility elevated.

We believe that fundamentals may remain supportive, with supply not keeping up with demand due to lead times in physically extracting or growing commodities. If this is the case, the futures curve may remain in backwardation, supporting overall returns from the asset class.

Harbor Energy Transition Strategy ETF

MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT

For the period 07/13/2022 through 10/31/2022

The graph compares a $10,000 investment in shares of the Fund with the performance of the Quantix Energy Transition Index and Bloomberg Commodity Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.

TOTAL RETURNS

For the periods ended 10/31/2022

In addition, if some of the macroeconomic headwinds (such as the recent rapidly rising U.S. interest rates or the current economic lockdown in China) abate or even turn into tailwinds, then we believe that investors will reallocate to the asset class. However, if inflation remains elevated in the U.S. and central banks continue to raise interest rates or keep them higher for longer than the market expects, this may provide headwinds to certain commodities through demand destruction in the short to medium term.

On a strategy level, there are no changes anticipated to the Fund or the processes that underpin the underlying index.

			Unannualized
	1 Year	5 Years	Life of Fund
Harbor Energy Transition Strategy ETF (Based on Net Asset Value)[1]	N/A	N/A	-5.10%
Harbor Energy Transition Strategy ETF (At Market Price)[1]	N/A	N/A	-4.55%
Comparative Index
Quantix Energy Transition Index[1]	N/A	N/A	-4.00%
Bloomberg Commodity Index[1]	N/A	N/A	0.64%

As stated in the Fund’s prospectus dated June 10, 2022, the expense ratio was 0.80%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).

The Quantix Energy Transition Index (“QET”) is a dynamic commodity index with the objective of providing diversified exposure to the building blocks of the accelerating transition from carbon-intensive energy sources to less carbon intensive sources of energy using commodity futures. This index is unmanaged and does not reflect fees and expenses and is not available for direct investment. The Bloomberg Commodity Index measures the performance of future contracts on physical commodities which traded on US exchanges and London Metal Exchange. The commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually.

Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 07/13/2022 (commencement of operations) through 10/31/2022. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

This report contains the current opinions of Quantix Commodities LP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

There is no guarantee that the investment objective of the Fund will be achieved. Commodities and commodity-linked derivative instruments can be significantly more volatile than other securities, such as stocks or bonds. The Fund is non-diversified and may have significant exposure to a particular sector of the commodities market (such as metal, gas or emissions products). As a result, the Fund may be more susceptible to risks associated with a single issuer or sector than a more diversified portfolio.

Harbor Energy Transition Strategy ETF

CONSOLIDATED PORTFOLIO OF INVESTMENTS—October 31, 2022

RISK ALLOCATION* (% of Net Assets) - Unaudited

Asset Class	Sector
COMMODITIES
	Industrial Metals	31.5%
	Emissions	22.4%
	Natural Gas	18.8%
	Precious Metals	15.2%
	Oilseeds	12.1%

*Based on notional value and represents the sector allocation of the Quantix EnergyTransition Index.

PORTFOLIO OF INVESTMENTS

Principal Amounts, Value and Cost in Thousands

SHORT-TERM INVESTMENTS—75.3%

Principal Amount		Value
U.S. TREASURY BILLS—75.3%
	U.S. Treasury Bill
$ 8,551	2.388%—11/03/2022†	$8,550
7,554	2.820%—12/01/2022†	7,532

TOTAL SHORT-TERM INVESTMENTS
(Cost $16,086)		16,082

TOTAL INVESTMENTS—75.3%
(Cost $16,086)		16,082

CASH AND OTHER ASSETS, LESS LIABILITIES—24.7%		5,272

TOTAL NET ASSETS—100%.		$21,354

SWAP AGREEMENTS

OVER-THE-COUNTER (OTC) EXCESS RETURN SWAPS ON INDICES

Counterparty	Fixed Rate	Pay/Receive Fixed Rate	Reference Index[1]	Expiration Date	Payment Frequency	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	0.750%	Pay	Quantix Energy Transition Index	11/30/2022	Monthly	$21,353	$—	$—	$—

FAIR VALUE MEASUREMENTS

All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments and Swap Agreements schedule) were classified as Level 2. There were no Level 3 investments as of October 31, 2022 or July 13, 2022 (commencement of operations).

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the Financial Statements.

Harbor Energy Transition Strategy ETF

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

†	Coupon represents yield to maturity

[1]

The reference index components are published daily on Harbor’s website at harborcapital.com. The index is comprised of publicly traded futures contracts on physical commodities. The table below represents the reference index components as of the period ended October 31, 2022.

Commodity	Weight

Emissions (Europe)	18.790%

Aluminum	11.087

Natural Gas (United States)	9.776

Silver	9.125

Soybean Oil	8.561

Copper	7.692

Natural Gas (Europe)	6.201

Nickel	5.994

Zinc	4.453

Ethanol	3.577

Emissions (California)	3.544

Platinum	3.475

Natural Gas (United Kingdom)	2.838

Palladium	2.619

Lead	2.269

The accompanying notes are an integral part of the Financial Statements.

Harbor International Compounders ETF

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER C WorldWide Asset Management	Management’s Discussion of Fund Performance

MARKET REVIEW

The U.S. Federal Reserve (the “Fed”) hiked rates by 75 bps twice in the third quarter of 2022 and the U.S. money supply fell at an annualized rate of 1.60% over the last three months, the steepest drop in 84 years. This is affecting asset price volatility. The price action at the end of the quarter of the investment bank Credit Suisse and a mini crash in the British Pound fueled by an inept budget proposal are also sending ominous signs that liquidity is drying up. On a more positive note, several sentiment indicators hit historic lows such as U.S. consumer confidence and the Bull/Bear survey. This is usually a good sign for subsequent 12-month market returns.

In October 2022, the closely watched China Party Congress turned out to be a bit more dramatic than expected when president Xi, had former president Hu escorted out of the congress hall, as another sign that China is turning into a country ruled by one man. The U.S. introduced wide-ranging restrictions on exports of semiconductors to China. What surprised investors the most was the U.S. forbidding its citizens to work with or for China’s semiconductor companies. While the full implications are unknown, these new significant restrictions will likely hinder China’s ambitions to catch up with the U.S. in the semiconductor arms race.

PERFORMANCE

Harbor International Compounders ETF returned -2.16% for the period ended October 31, 2022, out performing the MSCI All Country World ex. U.S. (ND) Index (the “Index”), which returned -4.94%.

The top three contributors were Bank of Central Asia (BCA), Hoya and HDFC Bank. Hoya’s Life Care business seems to be improving with eyeglass and contact lenses leading growth after a slowdown due to COVID-19. As for BCA, the Indonesian economy has demonstrated strong resilience both during COVID-19 and against the backdrop of a strong U.S. dollar. We believe the economy will continue to benefit from reforms which will likely be compounded by Indonesia’s leading position in nickel reserves, which are crucial inputs to the energy transition. All of this should continue to support BCA, the country’s leading bank.

The top three detractors from performance were Sony, AIA and AstraZeneca. On the top ten list of detractors, we find a lot of Asian names and companies with sales related to semiconductors. Sony, having both attributes and exposure to a weaker consumer through its gaming business, has sold-off since mid-August. The shares are now trading at around 12x next fiscal year’s earnings. Near term, Sony’s Game & Network Services division should benefit from a potentially successful launch of the latest iteration of the “Call of Duty” game, spurring upgrades to Sony’s PS5 console. Next year the Pictures division will also benefit from the launch of two “Spiderverse” animated films.

OUTLOOK & STRATEGY

Currently, we are facing an economic slowdown. We believe this is the result of tighter monetary policy. The yield curve is inverted on most time horizons. We believe this is one of the most accurate indicators of an impending recession. Globally, central banks are reducing their balance sheets by approximately USD 1 trillion, whereas they were expanding by USD 4-5 trillion during the COVID-19 crisis. The consequence has been a strong increase in bond yields, including rising real interest rates. Looking at Treasury Inflation-Protected Securities (TIPS), the 10-year real interest rate has risen from -1% at the beginning of the year to currently over 1.5%. This has affected the valuation of equities this year, with the aggregate P/E multiple of the Index declining from approximately 18x to 14x.

Growth stocks with long-term sustainable business models have been hard hit by rising bond yields. Not because their fundamental business has disappointed, but because the higher discount rate negatively affects the time value of these companies harder than slow growth

Harbor International Compounders ETF

MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT

For the period 09/07/2022 through 10/31/2022

The graph compares a $10,000 investment in shares of the Fund with the performance of the MSCI All Country World Ex. US (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.

TOTAL RETURNS

For the periods ended 10/31/2022

businesses. Conversely, in an economic downturn, cyclical companies suffer, and quality growth companies usually rebound driven by the underlying earnings growth and the help of falling interest rates. Also, recessions are typically short and viewed over an investor’s full life cycle, only play a marginal role.

When interest rates start to fall and real rates revert to zero, we believe investors’ focus will return to long-term investing and long-duration assets. In our view, assets that over time increase in fundamental real value will be in demand and highly valued in all but the most extreme scenarios. Therefore, we stick to our long-term approach with a continued focus on finding sustainable compounders that are generally aligned with important forward-looking themes and trends.

			Unannualized
	1 Year	5 Years	Life of Fund
Harbor International Compounders ETF (Based on Net Asset Value)[1]	N/A	N/A	-2.16%
Harbor International Compounders ETF (At Market Price)[1]	N/A	N/A	-2.21%
Comparative Index
MSCI All Country World Ex. US (ND) Index[1]	N/A	N/A	-4.94%

As stated in the Fund’s prospectus dated August 17, 2022, the expense ratio was 0.55%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).

The MSCI All Country World Ex. US (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 09/07/2022 (commencement of operations) through 10/31/2022. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

This report contains the current opinions of C WorldWide Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. A non-diversified Fund may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.

Harbor International Compounders ETF

PORTFOLIO OF INVESTMENTS—October 31, 2022

REGION BREAKDOWN (% of investments) - Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2022, 30.6% of the Fund’s investments were denominated in Euro. No other foreign currency denomination comprised more than 25% of the Fund’s net assets.

PORTFOLIO OF INVESTMENTS

Value and Cost in Thousands

COMMON STOCKS—98.4%

Shares		Value

BANKS—11.3%
7,800	HDFC Bank Ltd. ADR (India)[1]	$486
405,600	PT Bank Central Asia Tbk (Indonesia)	229

		715

BUILDING PRODUCTS—6.0%
9,178	Assa Abloy AB Class B (Sweden)	185
1,300	Daikin Industries Ltd. (Japan)	196

		381

CAPITAL MARKETS—3.2%
1,222	Deutsche Boerse AG (Germany)	199

CHEMICALS—4.4%
936	Linde PLC (Ireland)	280

CONSTRUCTION & ENGINEERING—2.1%
1,456	Vinci SA (France)	134

ELECTRIC UTILITIES—4.8%
12,090	Iberdrola SA (Spain)	123
10,127	SSE PLC (United Kingdom)	181

		304

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.4%
400	Keyence Corp. (Japan)	152

FOOD PRODUCTS—4.9%
2,821	Nestle SA (Switzerland)	307

HEALTH CARE EQUIPMENT & SUPPLIES—3.8%
2,600	Hoya Corp. (Japan)	243

HOUSEHOLD DURABLES—4.1%
3,900	Sony Group Corp. (Japan)	262

INDUSTRIAL CONGLOMERATES—3.4%
1,976	Siemens AG (Germany)	216

INSURANCE—2.8%
23,400	AIA Group Ltd. (Hong Kong)	177

COMMON STOCKS—Continued

Shares		Value

IT SERVICES—1.9%
83	Adyen NV (Netherlands)*,2	$119

MACHINERY—2.6%
15,262	Atlas Copco AB Class A (Sweden)	163

PHARMACEUTICALS—11.2%
2,314	AstraZeneca PLC (United Kingdom)	272
3,991	Novo Nordisk AS Class B (Denmark)	434

		706

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.7%
4,849	Vonovia SE (Germany)	107

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.5%
663	ASML Holding NV (Netherlands)	313
2,600	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	160

		473

SOFTWARE—3.1%
2,028	SAP SE (Germany)	196

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.0%
182	Samsung Electronics Co. Ltd. GDR (South Korea)[1]	188

TEXTILES, APPAREL & LUXURY GOODS—3.9%
390	LVMH Moet Hennessy Louis Vuitton SE (France)	246

TOBACCO—6.2%
38,435	Swedish Match AB (Sweden)	395

Harbor International Compounders ETF

PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands

COMMON STOCKS—Continued
Shares	Value

TRADING COMPANIES & DISTRIBUTORS—4.1%
2,392 Ferguson PLC (United Kingdom)	$261

TOTAL COMMON STOCKS
(Cost $6,512)	6,224

TOTAL INVESTMENTS—98.4%
(Cost $6,512)	6,224

CASH AND OTHER ASSETS, LESS LIABILITIES—1.6%	100

TOTAL NET ASSETS—100%	$6,324

FAIR VALUE MEASUREMENTS

All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments as of October 31, 2022 or September 7, 2022 (commencement of operations).

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security

1

Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

2

Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $119 or 2% of net assets.

The accompanying notes are an integral part of the Financial Statements.

Harbor Long-Term Growers ETF

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER Jennison Associates LLC	Management’s Discussion of Fund Performance

MARKET REVIEW

Since the early 2022 inception of the Fund, the investment backdrop has been dominated by generation highs in inflation and a dramatic shift in Federal Reserve (the “Fed”) policy in favor of aggressive tightening and a succession of large interest rate hikes. U.S. equity markets began the period near all-time highs, but the spike in Treasury yields that accompanied the shift in policy led to a re-pricing of risk, which weighed heavily on higher-valuation, higher-growth stocks. These pressures persisted through the fiscal year, exacerbated by the Ukraine war and COVID-19 lockdowns in China, leading to widespread concerns around global growth. All of the major U.S. stock indices registered significant losses over the period.

PERFORMANCE

Harbor Long-Term Growers ETF returned -25.22% for the period ended October 31, 2022, while the Russell 1000® Growth Index returned -20.87%.

Most sectors in the growth benchmark experienced negative returns in the period. Energy, which has a small weight in the benchmark, was a significant exception, rising more than 40% over the relevant period. Information Technology, Communication Services, and Consumer Discretionary were particularly challenging.

The strategy’s underperformance during the period reflects the market’s overall re-pricing of risk and a small number of fundamental disappointments. Holdings in information technology (IT) and internet media were the largest detractors. Specifically, Shopify, Netflix, and Snap released disappointing results, with elevated uncertainty around their growth outlooks. We exited the positions in Shopify and Snap during the period.

On the positive side, Schlumberger posted significant positive returns over the period, on the back of strong energy trends. Auto parts retailer and supplier O’Reilly Automotive also added value, as did a number of holdings in the health care sector, including Centene Corp, Eli Lilly and Bristol-Myers Squibb, as these businesses are demonstrating relative resilience in the face of slowing growth.

We made adjustments to the portfolio during the period in response to elevated risk and lower growth expectations. Specifically, we reduced positions in companies that benefited disproportionately from the pandemic, as well as social media and select consumer names, and added to more economically-defensive positions in sectors like healthcare. That said, secular growth remains the driving force behind the Fund’s holdings.

OUTLOOK & STRATEGY

Uncertainty around the near-term path of the economy remains elevated, and the Fed’s commitment to continued rate hikes suggests a challenging growth backdrop in the near term. Central banks outside the U.S. are also tightening to tame inflation, and the dollar’s recent surge further clouds the global outlook.

Share price declines over the fiscal year reflect a combination of an increase in risk aversion and lower equity valuations in the face of higher interest rates. Slowing economic growth and possible recession are leading to lower revenue growth estimates and profit margin assumptions. We have, therefore, reduced earnings forecasts for a number of the Fund’s holdings in the past few months.

While the past year was particularly challenging, we remain confident in the potential for the secular growth companies in which we invest to deliver superior results and generate strong returns for shareholders over the long term.

Harbor Long-Term Growers ETF

MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT

For the period 02/02/2022 through 10/31/2022

The graph compares a $10,000 investment in shares of the Fund with the performance of the Russell 1000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.

TOTAL RETURNS

For the periods ended 10/31/2022

			Unannualized

	1 Year	5 Years	Life of Fund
Harbor Long-Term Growers ETF (Based on Net Asset Value)[1]	N/A	N/A	-25.22%
Harbor Long-Term Growers ETF (At Market Price)[1]	N/A	N/A	-25.21%
Comparative Index
Russell 1000® Growth Index[1]	N/A	N/A	-20.87%

As stated in the Fund’s prospectus dated March 1, 2022, the expense ratio was 0.57%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).

The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.

Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 02/02/2022 (commencement of operations) through 10/31/2022. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

All investments involve risk including the possible loss of principal. There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. At times, a growth investing style may be out of favor with investors which could cause growth securities to underperform value or other equity securities. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. A non-diversified Fund may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.

Harbor Long-Term Growers ETF

PORTFOLIO OF INVESTMENTS—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS

Value and Cost in Thousands

COMMON STOCKS—99.6%

Shares		Value
AEROSPACE & DEFENSE—1.0%
1,464	Northrop Grumman Corp.	$804

AUTO COMPONENTS—0.7%
6,206	Aptiv PLC (Ireland)*	565

AUTOMOBILES—7.2%
24,848	Tesla, Inc. *	5,654

BANKS—0.9%
5,465	JPMorgan Chase & Co.	688

BIOTECHNOLOGY—1.8%
5,210	AbbVie, Inc.	763
2,147	Vertex Pharmaceuticals, Inc. *	670

		1,433

CAPITAL MARKETS—1.9%
3,100	Blackstone, Inc.	283
659	Goldman Sachs Group, Inc.	227
2,156	Moody’s Corp.	571
1,376	S&P Global, Inc.	442

		1,523

CONSUMER FINANCE—0.3%
1,640	American Express Co.	243

DIVERSIFIED FINANCIAL SERVICES—0.4%
5,455	Apollo Global Management, Inc.	302

ENERGY EQUIPMENT & SERVICES—2.0%
30,787	Schlumberger NV	1,602

ENTERTAINMENT—1.7%
2,445	Netflix, Inc. *	714
8,951	ROBLOX Corp. Class A*	400
2,622	Spotify Technology SA (Sweden)*	211

		1,325

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—1.4%
3,929	American Tower Corp.	814
1,117	SBA Communications Corp.	302

		1,116

COMMON STOCKS—Continued

Shares		Value
FOOD & STAPLES RETAILING—2.3%
3,566	Costco Wholesale Corp.	$1,788

HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
1,966	Abbott Laboratories	194
2,605	Dexcom, Inc. *	315
931	Intuitive Surgical, Inc. *	229
3,930	Stryker Corp.	901

		1,639

HEALTH CARE PROVIDERS & SERVICES—2.5%
10,158	Centene Corp. *	865
1,907	UnitedHealth Group, Inc.	1,058

		1,923

HOTELS, RESTAURANTS & LEISURE—3.7%
5,053	Airbnb, Inc. Class A*	540
438	Chipotle Mexican Grill, Inc. *	656
2,406	Expedia Group, Inc. *	225
6,905	Hilton Worldwide Holdings, Inc.	934
3,256	Marriott International, Inc. Class A	522

		2,877

INTERACTIVE MEDIA & SERVICES—5.8%
45,479	Alphabet, Inc. Class A*	4,298
3,075	Meta Platforms, Inc. Class A*	287

		4,585

INTERNET & DIRECT MARKETING RETAIL—7.5%
44,067	Amazon.com, Inc. *	4,514
1,563	MercadoLibre, Inc. (Argentina)*	1,409

		5,923

IT SERVICES—6.0%
59,688	Adyen NV ADR (Netherlands)*,1	858
3,696	Mastercard, Inc. Class A	1,213
5,823	Snowflake, Inc. Class A*	933
8,407	Visa, Inc. Class A	1,742

		4,746

LIFE SCIENCES TOOLS & SERVICES—1.5%
1,596	Agilent Technologies, Inc.	221
1,977	Danaher Corp.	497

Harbor Long-Term Growers ETF

PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands

COMMON STOCKS—Continued

Shares		Value
LIFE SCIENCES TOOLS & SERVICES—Continued
926	Thermo Fisher Scientific, Inc.	$476

		1,194

MULTILINE RETAIL—0.5%
2,245	Target Corp.	369

PERSONAL PRODUCTS—1.7%
2,814	Estee Lauder Cos., Inc. Class A	564
11,689	L’Oreal SA ADR (France)[1]	734

		1,298

PHARMACEUTICALS—5.8%
8,991	AstraZeneca PLC ADR (United Kingdom)[1]	529
5,670	Eli Lilly & Co.	2,053
8,894	Merck & Co., Inc.	900
3,494	Novo Nordisk AS ADR (Denmark)[1]	380
4,588	Zoetis, Inc.	692

		4,554

ROAD & RAIL—1.5%
42,705	Uber Technologies, Inc. *	1,135

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.1%
432	ASML Holding NV New York Registry Shares (Netherlands)	204
658	Broadcom, Inc.	309
1,257	Enphase Energy, Inc. *	386
508	Lam Research Corp.	206
5,931	Marvell Technology, Inc.	235
14,098	NVIDIA Corp.	1,903

		3,243

SOFTWARE—14.8%
1,059	Adobe, Inc. *	337
3,498	Atlassian Corp. PLC Class A*	709
3,777	CrowdStrike Holdings, Inc. Class A*	609

COMMON STOCKS—Continued

Shares		Value
SOFTWARE—Continued
4,628	Datadog, Inc. *	$373
33,973	Microsoft Corp.	7,886
1,366	Palo Alto Networks, Inc. *	234
5,817	Salesforce, Inc. *	946
11,049	Trade Desk, Inc. Class A*	588

		11,682

SPECIALTY RETAIL—4.0%
3,866	Home Depot, Inc.	1,145
1,156	O’Reilly Automotive, Inc. *	968
14,179	TJX Cos., Inc.	1,022

		3,135

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—11.9%
61,286	Apple, Inc.	9,398

TEXTILES, APPAREL & LUXURY GOODS—4.0%
36,032	Cie Financiere Richemont SA ADR (Switzerland)[1]	350
2,551	Lululemon Athletica, Inc. (Canada)*	839
11,567	LVMH Moet Hennessy Louis Vuitton SE ADR (France)[1]	1,460
5,450	NIKE, Inc. Class B	505

		3,154

WIRELESS TELECOMMUNICATION SERVICES—0.6%
3,144	T-Mobile US, Inc. *	476

TOTAL COMMON STOCKS
(Cost $81,720)		78,374

TOTAL INVESTMENTS—99.6%
(Cost $81,720)		78,374

CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		352

TOTAL NET ASSETS—100%		$78,726

FAIR VALUE MEASUREMENTS

All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments as of October 31, 2022 or February 2, 2022 (commencement of operations).

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security

1

Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer.These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

Harbor Scientific Alpha High-Yield ETF

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER BlueCove Limited	Management’s Discussion of Fund Performance

MARKET REVIEW

Market volatility increased as initially strong momentum in economic data was met with increased hawkishness from global central banks as they aggressively sought to control rising inflation. The ensuing tightening financial conditions resulted in risk markets ending in negative territory with U.S. equities down 16% and U.S. high yield bonds down 11% on the year as inflation reached new highs. The credit market sell-off was dominated by the dramatic rise in interest rates and unusually resulted in higher quality BBs underperforming lower quality CCCs on a risk adjusted basis. High yield credit spreads rose by about 50% alongside asset class outflows and growing fears of an economic slowdown as investors increasingly turned their focus to corporate earnings, geopolitical turmoil, and the impact of increased borrowing costs associated with rising rates. The increased market volatility alongside global economies showing signs of slowing down helped to accelerate the normalization of spread dispersion, a measure of the discernment in markets between corporate bonds, to levels more in line with the historical average. This was to the benefit of the Fund’s security selection focus. Toward period end, risky assets experienced a strong sentiment rally as markets anticipated a deceleration of the rate hiking cycle with more dovish rhetoric coming from global central banks. This occurred despite the start to the third quarter earnings cycle which saw a continued muted level of positive surprises and earnings growth overall. Nonetheless, spread dispersion continued to increase, which remained supportive for the Fund’s opportunity set.

PERFORMANCE

Harbor Scientific Alpha High-Yield ETF returned -9.49% on an absolute basis for the year ended October 31, 2022, while the ICE BofA U.S. High Yield Index returned -11.45%. The Fund outperformed its benchmark by 196bps over the period.

The Fund’s relative outperformance was driven by security selection, the strongest performance came from the Energy, Consumer Non-Cyclical, and Basic Industry sectors, offset by modest weakness in Communication companies. The overweight to Energy companies also added to performance. The best performing positions were overweights to Vector Group, Primo Water Holdings, and Mativ Holdings, with weakest performance from overweights to Rite Aid, Cimpress plc, and Pitney Bowes. These positions were not reduced during the period. Fund turnover increased as the opportunity set improved with increased spread dispersion over the course of the period. Sector positioning varied with expectations for security selection opportunities, with the Fund reducing risk in Telecommunications, Leisure, and Healthcare companies in favor of increasing risk to Technology, Services, and Energy companies. The Fund also reduced its marginal overweight position in credit versus the index to a more neutral position and reduced its exposure to lower quality CCCs as the outlook for credit deteriorated.

OUTLOOK & STRATEGY

The fundamental backdrop for credit has continued to deteriorate and we believe this trend will persist through the rest of 2022 and into next year. Lending conditions indicate net tightening, historically a reliable forward indicator of the corporate default cycle. The continuing backdrop of economic deceleration is also contributing to weakening fundamentals. As the likelihood of a recession increases, we believe downward revisions to projected earnings will become more pronounced and investors may become more risk averse to exposures in leveraged corporates. We project that global high yield defaults will continue to rise and this supports our more defensive stance on overall credit positioning in the Fund. A shift to increasing incidence of defaults is conducive to rising idiosyncratic spread dispersion within credit which we believe will provide an improved opportunity set for security selection in the Fund.

Harbor Scientific Alpha High-Yield ETF

MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT

For the period 09/14/2021 through 10/31/2022

The graph compares a $10,000 investment in shares of the Fund with the performance of the ICE BofA US High Yield Index (H0A0). The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.

TOTAL RETURNS

For the periods ended 10/31/2022

			Annualized

	1 Year	5 Years	Life of Fund
Harbor Scientific Alpha High-Yield ETF (Based on Net Asset Value)[1]	-9.49%	N/A	-9.01%
Harbor Scientific Alpha High-Yield ETF (At Market Price)[1]	-9.90%	N/A	-9.25%
Comparative Index
ICE BofA US High Yield Index (H0A0)[1]	-11.45%	N/A	-10.67%

As stated in the Fund’s prospectus dated March 1, 2022, the expense ratio was 0.48%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).

The ICE BofA US High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. Dollar-denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 09/14/2021 (commencement of operations) through 10/31/2022. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

This report contains the current opinions of BlueCove Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

All investments involve risk including the possible loss of principal. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. There is a greater risk that the Fund will lose money because they invest in below- investment grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield securities” or “junk bonds”). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid. Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by government bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.

Harbor Scientific Alpha High-Yield ETF

PORTFOLIO OF INVESTMENTS—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS

Principal Amounts, Value and Cost in Thousands

CORPORATE BONDS & NOTES—97.6%

Principal Amount		Value

AEROSPACE & DEFENSE—2.7%
	Howmet Aerospace, Inc.
$ 200	5.950%—02/01/2037	$184
	Moog, Inc.
200	4.250%—12/15/2027[1]	179
	TransDigm, Inc.
100	4.875%—05/01/2029	85
400	5.500%—11/15/2027	366

		451

		814

AIRLINES—0.6%
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
200	5.500%—04/20/2026[1]	191

AUTOMOBILES—3.5%
	Allison Transmission, Inc.
200	4.750%—10/01/2027[1]	184
	Ford Motor Co.
200	9.625%—04/22/2030	224
	Jaguar Land Rover Automotive PLC
400	5.875%—01/15/2028[1]	297
	Wabash National Corp.
400	4.500%—10/15/2028[1]	337

		1,042

BANKS—2.2%
	Intesa Sanpaolo SpA
200	4.198%—06/01/2032[1,2]	135
200	5.017%—06/26/2024[1]	189

		324

	UniCredit SpA MTN[3]
200	5.861%—06/19/2032[1,2]	166
200	7.296%—04/02/2034[1,2]	170

		336

BEVERAGES—1.4%
	Primo Water Holdings, Inc.
500	4.375%—04/30/2029[1]	420

BUILDING PRODUCTS—1.2%
	Koppers, Inc.
400	6.000%—02/15/2025[1]	358

CORPORATE BONDS & NOTES—Continued

Principal Amount		Value

CAPITAL MARKETS—0.9%
	BrightSphere Investment Group, Inc.
$ 300	4.800%—07/27/2026	$269

CHEMICALS—3.6%
	Ashland LLC
200	6.875%—05/15/2043	189
	Chemours Co.
100	5.750%—11/15/2028[1]	85
	Rain CII Carbon LLC/CII Carbon Corp.
500	7.250%—04/01/2025[1]	429
	Schweitzer-Mauduit International, Inc.
400	6.875%—10/01/2026[1]	367

		1,070

COMMERCIAL SERVICES & SUPPLIES—3.3%
	Cimpress PLC
400	7.000%—06/15/2026[1]	240
	Clean Harbors, Inc.
100	4.875%—07/15/2027[1]	94
	CoreCivic, Inc.
200	4.750%—10/15/2027	166
	GEO Group, Inc.
200	10.500%—06/30/2028	201
	Matthews International Corp.
100	5.250%—12/01/2025[1]	92
	Prime Security Services Borrower LLC/Prime
	Finance, Inc.
200	6.250%—01/15/2028[1]	184

		977

COMMUNICATIONS EQUIPMENT—2.3%
	CommScope, Inc.
500	8.250%—03/01/2027[1]	445
	Viasat, Inc.
300	6.500%—07/15/2028[1]	251

		696

CONSTRUCTION & ENGINEERING—2.3%
	Arcosa, Inc.
400	4.375%—04/15/2029[1]	345
	VM Consolidated, Inc.
400	5.500%—04/15/2029[1]	350

		695

Harbor Scientific Alpha High-Yield ETF

PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands

CORPORATE BONDS & NOTES—Continued

Principal Amount		Value

CONSTRUCTION MATERIALS—0.3%
	Brundage-Bone Concrete Pumping Holdings, Inc.
$ 100	6.000%—02/01/2026[1]	$91

CONSUMER FINANCE—0.6%
	Enova International, Inc.
198	8.500%—09/15/2025[1]	178

CONTAINERS & PACKAGING—1.3%
	Sealed Air Corp.
400	6.875%—07/15/2033[1]	384

DIVERSIFIED FINANCIAL SERVICES—1.5%
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.
100	4.750%—09/15/2024	97
200	5.250%—05/15/2027	185

		282

	LPL Holdings, Inc.
200	4.375%—05/15/2031[1]	175

		457

DIVERSIFIED TELECOMMUNICATION SERVICES—1.7%
	Frontier Communications Holdings LLC
200	6.000%—01/15/2030[1]	157
300	6.750%—05/01/2029[1]	248

		405

	Nokia Oyj
100	6.625%—05/15/2039	91

		496

ENERGY EQUIPMENT & SERVICES—4.6%
	Ensign Drilling, Inc.
400	9.250%—04/15/2024[1]	362
	Global Partners LP/GLP Finance Co.
200	6.875%—01/15/2029	181
	Patterson-UTI Energy, Inc.
300	5.150%—11/15/2029	265
	USA Compression Partners LP/USA Compression Finance Corp.
400	6.875%—04/01/2026	385
	Weatherford International Ltd.
200	8.625%—04/30/2030[1]	189

		1,382

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—1.2%
	Iron Mountain, Inc.
400	5.250%—07/15/2030[1]	346

FOOD & STAPLES RETAILING—2.0%
	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
300	5.875%—02/15/2028[1]	281
	Rite Aid Corp.
500	8.000%—11/15/2026[1]	325

		606

HEALTH CARE PROVIDERS & SERVICES—3.7%
	Acadia Healthcare Co., Inc.
400	5.500%—07/01/2028[1]	372
	Centene Corp.
200	4.625%—12/15/2029	181
	DaVita, Inc.
500	4.625%—06/01/2030[1]	391

CORPORATE BONDS & NOTES—Continued

Principal Amount		Value

HEALTH CARE PROVIDERS & SERVICES—Continued
	Option Care Health, Inc.
$ 200	4.375%—10/31/2029[1]	$173

		1,117

HOTELS, RESTAURANTS & LEISURE—4.4%
	Arrow Bidco LLC
400	9.500%—03/15/2024[1]	403
	Hilton Domestic Operating Co., Inc.
200	5.750%—05/01/2028[1]	193
	New Red Finance, Inc.
300	3.875%—01/15/2028[1]	264
	Royal Caribbean Cruises Ltd.
200	11.625%—08/15/2027[1]	192
	Yum! Brands, Inc.
200	3.625%—03/15/2031	161
100	4.750%—01/15/2030[1]	90

		251

		1,303

INSURANCE—2.2%
	Enstar Finance LLC
300	5.750%—09/01/2040[2]	267
	NMI Holdings, Inc.
400	7.375%—06/01/2025[1]	400

		667

INTERNET & DIRECT MARKETING RETAIL—1.8%
	Cars.com, Inc.
400	6.375%—11/01/2028[1]	347
	Cogent Communications Group
200	7.000%—06/15/2027[1]	190

		537

IT SERVICES—2.1%
	Gartner, Inc.
100	3.625%—06/15/2029[1]	85
400	4.500%—07/01/2028[1]	371

		456

	Unisys Corp.
200	6.875%—11/01/2027[1]	168

		624

MEDIA—2.4%
	Dish DBS Corp.
400	7.375%—07/01/2028	304
	Sirius XM Radio, Inc.
100	3.875%—09/01/2031[1]	80
300	4.000%—07/15/2028[1]	259

		339

	Telesat Canada/Telesat LLC
200	6.500%—10/15/2027[1]	70

		713

METALS & MINING—3.4%
	Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.
400	7.500%—05/01/2025[1]	393
	ATI, Inc.
200	5.875%—12/01/2027	182
	Park-Ohio Industries, Inc.
200	6.625%—04/15/2027	141

Harbor Scientific Alpha High-Yield ETF

PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands

CORPORATE BONDS & NOTES—Continued

Principal Amount		Value

METALS & MINING—Continued
$ 300	Warrior Met Coal, Inc. 7.875%—12/01/2028[1]	$296

		1,012

MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS)—1.8%
400	Rithm Capital Corp. 6.250%—10/15/2025[1]	351
200	Starwood Property Trust, Inc. 4.750%—03/15/2025	188

		539

OIL, GAS & CONSUMABLE FUELS—15.2%
400	Baytex Energy Corp. 8.750%—04/01/2027[1]	410
400	California Resources Corp. 7.125%—02/01/2026[1]	393
100	Civitas Resources, Inc. 5.000%—10/15/2026[1]	92
400	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.000%—02/01/2029[1]	375
400	Delek Logistics Partners LP/Delek Logistics Finance Corp. 7.125%—06/01/2028[1]	359
400	DT Midstream, Inc. 4.375%—06/15/2031[1]	338
500	EnLink Midstream Partners LP 5.450%—06/01/2047	381
300	Murphy Oil Corp. 6.125%—12/01/2042	237
300	Murphy Oil USA, Inc. 3.750%—02/15/2031[1]	250
200	4.750%—09/15/2029	180

		430

100	New Fortress Energy, Inc. 6.500%—09/30/2026[1]	97
300	PG&E Corp. 5.000%—07/01/2028	271
200	5.250%—07/01/2030	178

		449

100	Talos Production, Inc. 12.000%—01/15/2026	106
100	Transocean, Inc. 8.000%—02/01/2027[1]	81
100	11.500%—01/30/2027[1]	101

		182

300	W&T Offshore, Inc. 9.750%—11/01/2023[1]	298
500	Western Midstream Operating LP 5.500%—02/01/2050	390

		4,537

PAPER & FOREST PRODUCTS—0.8%
300	Louisiana-Pacific Corp. 3.625%—03/15/2029[1]	244

PERSONAL PRODUCTS—1.3%
400	Coty, Inc. 6.500%—04/15/2026[1]	381

CORPORATE BONDS & NOTES—Continued

Principal Amount		Value

PHARMACEUTICALS—1.9%
$ 200	Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%—09/01/2025[1]	$ 187
400	Perrigo Finance Unlimited Co. 3.900%—12/15/2024	382

		569

PROFESSIONAL SERVICES—3.8%
400	ASGN, Inc. 4.625%—05/15/2028[1]	357
200	KBR, Inc. 4.750%—09/30/2028[1]	175
200	Korn Ferry 4.625%—12/15/2027[1]	182
500	TriNet Group, Inc. 3.500%—03/01/2029[1]	415

		1,129

SOFTWARE—2.6%
200	Fair Isaac Corp. 4.000%—06/15/2028[1]	181
400	PTC, Inc. 3.625%—02/15/2025[1]	382
235	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 3.875%—02/01/2029[1]	197

		760

SPECIALTY RETAIL—3.2%
400	Academy Ltd. 6.000%—11/15/2027[1]	376
400	Arko Corp. 5.125%—11/15/2029[1]	317
300	Bath & Body Works, Inc. 6.625%—10/01/2030[1]	269

		962

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.8%
400	Pitney Bowes 6.875%—03/15/2027[1]	257
400	Seagate HDD Cayman 4.125%—01/15/2031	301
200	Xerox Corp. 4.800%—03/01/2035	124
200	Xerox Holdings Corp. 5.500%—08/15/2028[1]	159

		841

TEXTILES, APPAREL & LUXURY GOODS—0.5%
200	Compass Group Diversified Holdings LLC 5.000%—01/15/2032[1]	146

THRIFTS & MORTGAGE FINANCE—2.0%
300	MGIC Investment Corp. 5.250%—08/15/2028	273
400	Nationstar Mortgage Holdings, Inc. 5.500%—08/15/2028[1]	325

		598

TOBACCO—1.5%
500	Vector Group Ltd. 5.750%—02/01/2029[1]	439

TRADING COMPANIES & DISTRIBUTORS—3.0%
300	Alta Equipment Group, Inc. 5.625%—04/15/2026[1]	260

Harbor Scientific Alpha High-Yield ETF

PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands

CORPORATE BONDS & NOTES—Continued

Principal Amount		Value

TRADING COMPANIES & DISTRIBUTORS—Continued
	Fortress Transportation & Infrastructure Investors LLC
$ 300	9.750%—08/01/2027[1]	$306
	GYP Holdings III Corp.
400	4.625%—05/01/2029[1]	316

		882

TOTAL CORPORATE BONDS & NOTES
(Cost $31,505)		29,132

TOTAL INVESTMENTS—97.6%
(Cost $31,505)		29,132

CASH AND OTHER ASSETS, LESS LIABILITIES—2.4%		706

TOTAL NET ASSETS—100.0%		$29,838

FAIR VALUE MEASUREMENTS

All investments as of October 31, 2022 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments as of October 31, 2022 or 2021.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1

Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $21,997 or 74% of net assets.

2	Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date.

3	MTN after the name of a security stands for Medium Term Note.

The accompanying notes are an integral part of the Financial Statements.

Harbor Scientific Alpha Income ETF

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER BlueCove Limited	Management’s Discussion of Fund Performance

MARKET REVIEW

Market volatility increased as initially strong momentum in economic data was met with increased hawkishness from global central banks as they aggressively sought to control rising inflation which hit 40-year highs. Markets adjusted to reflect expectations for higher interest rates and an earlier than expected start to quantitative tightening as the US Treasury 10-year rate topped 4% and curves flattened alongside a more aggressive US Federal Reserve. The market’s focus firmly shifted from rising inflation to the impact on growth as weakening economic data added to recessionary fears. Volatility in risk assets rose with the ensuing tightening financial conditions resulting in risk markets ending in negative territory as the high yield market suffered some of its worst returns since the global financial crisis. High yield credit spreads rose by about 50% and investment grade credit spreads doubled alongside asset class outflows as investors increasingly turned their focus to corporate earnings, geopolitical turmoil, and the impact of increased borrowing costs associated with rising rates. The higher market volatility alongside global economies showing signs of slowing down helped to accelerate the normalization of spread dispersion, a measure of the discernment in markets between corporate bonds, to levels more in line with the historical average, to the benefit of the Fund’s security selection opportunity set. Toward period end, risky assets experienced a strong sentiment rally as markets anticipated a deceleration of the rate hiking cycle with more dovish rhetoric coming from global central banks. This occurred despite the start to the third quarter earnings cycle which saw a continued muted level of positive surprises and earnings growth overall.

PERFORMANCE

Harbor Scientific Alpha Income ETF returned -12.02% on an absolute basis for the year ended October 31, 2022. This compared favorably to the Bloomberg U.S. Aggregate Bond Index which returned -15.68%. Nearly all of the Fund’s negative returns can be attributed to the back up in interest rates given the large move higher in yields, despite the reduction in the Fund’s interest rate duration over the period. The credit position detracted modestly as the returns from positive carry were more than offset by the exposure to wider credit spreads. High yield and government bond returns have tended to be negatively correlated over the long-term but this relationship broke down as both markets suffered large losses representing the most extreme relationship in these markets for 40 years. As a result, the Fund reduced its primary reliance on rates as a hedge for credit risk which resulted in a reduction of the overall interest rate duration with an aim to increase the potential return contribution from security selection. The credit position was also reduced given our more defensive outlook.

OUTLOOK & STRATEGY

The fundamental backdrop for credit weakened through the period and we believe this trend will continue through the rest of 2022 and into next year. Lending conditions indicate net tightening, historically a reliable forward indicator of the corporate default cycle. The continuing backdrop of economic deceleration is also contributing to weakening fundamentals. As the likelihood of a recession increases, we believe downward revisions to projected earnings will become more pronounced and investors may become more risk averse to exposures in leveraged corporates. We project that global high yield defaults will continue to rise and this supports our more defensive stance on overall credit positioning in the Fund. A shift to increasing incidence of defaults is conducive to rising idiosyncratic dispersion within credit which we believe will provide an improved opportunity set for security selection. With U.S. core inflation still elevated, market uncertainty relating to the path of rates also remains high. Although rising yields have improved the attractiveness of rates, valuations remain expensive relative to compensation for volatility. However, we believe that interest rates remain an important flight-to-quality asset as recessionary risks rise. Thus, we maintain a more neutral interest rate duration position versus a long term expected average target. The Fund will remain focused on achieving income and positive total returns across a well-diversified set of holdings while actively managing the Fund’s interest rate duration and credit risk exposure.

Harbor Scientific Alpha Income ETF

MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT

For the period 09/14/2021 through 10/31/2022

The graph compares a $10,000 investment in shares of the Fund with the performance of the Bloomberg U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.

TOTAL RETURNS

For the periods ended 10/31/2022

			Annualized
	1 Year	5 Years	Life of Fund
Harbor Scientific Alpha Income ETF (Based on Net Asset Value)[1]	-12.02%	N/A	-12.13%
Harbor Scientific Alpha Income ETF (At Market Price)[1]	-12.25%	N/A	-12.06%
Comparative Index
Bloomberg U.S. Aggregate Bond Index[1]	-15.68%	N/A	-14.94%

As stated in the Fund’s prospectus dated March 1, 2022, the expense ratio was 0.50%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 09/14/2021 (commencement of operations) through 10/31/2022. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

This report contains the current opinions of BlueCove Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

All investments involve risk including the possible loss of principal. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. There is a greater risk that the Fund will lose money because they invest in below- investment grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield securities” or “junk bonds”). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid. Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by government bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.

Harbor Scientific Alpha Income ETF

PORTFOLIO OF INVESTMENTS—October 31, 2022

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS

Principal Amounts, Value and Cost in Thousands

CORPORATE BONDS & NOTES—91.6%

Principal Amount		Value

AEROSPACE & DEFENSE—4.8%
	BAE Systems Holdings, Inc.
$ 300	3.800%—10/07/2024[1]	$290
	Hexcel Corp.
100	4.200%—02/15/2027	91
	Howmet Aerospace, Inc.
100	3.000%—01/15/2029	84
200	5.900%—02/01/2027	197

		281

	L3Harris Technologies, Inc.
200	4.400%—06/15/2028	187
	Moog, Inc.
200	4.250%—12/15/2027[1]	179
	Raytheon Technologies Corp.
200	3.200%—03/15/2024	195
	TransDigm, Inc.
200	5.500%—11/15/2027	183

		1,406

AIRLINES—0.6%
	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.
190	6.500%—06/20/2027[1]	188

AUTOMOBILES—1.0%
	Jaguar Land Rover Automotive PLC
200	5.500%—07/15/2029[1]	142
200	5.875%—01/15/2028[1]	148

		290

BANKS—0.6%
	UniCredit SpA MTN
200	5.861%—06/19/2032[1,2]	166

BEVERAGES—1.0%
	Keurig Dr Pepper, Inc.
200	0.750%—03/15/2024	188
100	3.400%—11/15/2025	95

		283

BIOTECHNOLOGY—1.0%
	Gilead Sciences, Inc.
300	0.750%—09/29/2023	289

CORPORATE BONDS & NOTES—Continued

Principal Amount		Value

BUILDING PRODUCTS—2.2%
	Carlisle Cos., Inc.
$ 200	3.750%—12/01/2027	$183
	James Hardie International Finance DAC
200	5.000%—01/15/2028[1]	181
	Koppers, Inc.
300	6.000%—02/15/2025[1]	269

		633

CHEMICALS—3.4%
	HB Fuller Co.
100	4.250%—10/15/2028	87
	Mineral Resources Ltd.
200	8.500%—05/01/2030[1]	197
	Minerals Technologies, Inc.
100	5.000%—07/01/2028[1]	87
	Olin Corp.
100	5.625%—08/01/2029	94
	Rain CII Carbon LLC/CII Carbon Corp.
300	7.250%—04/01/2025[1]	258
	Yara International ASA
300	4.750%—06/01/2028[1]	270

		993

COMMERCIAL SERVICES & SUPPLIES—1.6%
	Republic Services, Inc.
300	2.500%—08/15/2024	286
	Transurban Queensland Finance Pty. Ltd.
200	4.500%—04/19/2028	183

		469

COMMUNICATIONS EQUIPMENT—1.2%
	CommScope, Inc.
200	8.250%—03/01/2027[1]	178
	Motorola Solutions, Inc.
200	4.600%—02/23/2028	187

		365

CONSTRUCTION & ENGINEERING—1.5%
	Arcosa, Inc.
200	4.375%—04/15/2029[1]	173
	Williams Scotsman International, Inc.
300	4.625%—08/15/2028[1]	271

		444

Harbor Scientific Alpha Income ETF

PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands

CORPORATE BONDS & NOTES—Continued

Principal Amount		Value

CONSUMER FINANCE—0.6%
	Enova International, Inc.
$ 200	8.500%—09/15/2025[1]	$180

CONTAINERS & PACKAGING—2.8%
	Amcor Finance USA, Inc.
300	3.625%—04/28/2026	277
	Brambles USA, Inc.
200	4.125%—10/23/2025[1]	190
	Graphic Packaging International LLC
100	3.500—03/15/28-03/01/29[1]	172
	Silgan Holdings, Inc.
200	4.125%—02/01/2028	183

		822

DIVERSIFIED TELECOMMUNICATION SERVICES—1.9%
	Colombia Telecomunicaciones SA ESP
200	4.950%—07/17/2030[1]	140
	Frontier Communications Holdings LLC
100	6.000%—01/15/2030[1]	78
200	6.750%—05/01/2029[1]	165

		243

	T-Mobile USA, Inc.
200	2.625%—02/15/2029	166

		549

ELECTRIC UTILITIES—2.3%
	Alexander Funding Trust
300	1.841%—11/15/2023[1]	282
	American Electric Power Co., Inc.
200	0.750%—11/01/2023	191
	Xcel Energy, Inc.
200	0.500%—10/15/2023	191

		664

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
	Allegion U.S. Holding Co., Inc.
200	3.200%—10/01/2024	191
	Keysight Technologies, Inc.
200	4.550%—10/30/2024	196

		387

ENERGY EQUIPMENT & SERVICES—2.9%
	Enterprise Products Operating LLC
200	3.900%—02/15/2024	196
	Patterson-UTI Energy, Inc.
100	3.950%—02/01/2028	89
200	5.150%—11/15/2029	177

		266

	USA Compression Partners LP/USA Compression Finance Corp.
200	6.875%—04/01/2026	192
	Weatherford International Ltd.
200	8.625%—04/30/2030[1]	189

		843

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—3.1%
	GLP Capital LP/GLP Financing II, Inc.
100	5.375—11/01/23-04/15/26	290
	Host Hotels & Resorts L.P.
200	3.875%—04/01/2024	194
	Iron Mountain, Inc.
200	5.250%—07/15/2030[1]	173

CORPORATE BONDS & NOTES—Continued

Principal Amount		Value

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—Continued
	VICI Properties LP/VICI Note Co., Inc.
$ 300	3.750%—02/15/2027[1]	$263

		920

FOOD & STAPLES RETAILING—0.8%
	CDW LLC/CDW Finance Corp.
300	3.250%—02/15/2029	246

FOOD PRODUCTS—3.8%
	Conagra Brands, Inc.
200	4.600%—11/01/2025	194
	Kellogg Co.
200	2.650%—12/01/2023	196
	Lamb Weston Holdings, Inc.
300	4.125%—01/31/2030[1]	263
	Mondelez International Holdings Netherlands BV
200	0.750%—09/24/2024[1]	183
	Pilgrim’s Pride Corp.
200	4.250%—04/15/2031[1]	167
100	5.875%—09/30/2027[1]	98

		265

		1,101

HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
	Edwards Lifesciences
200	4.300%—06/15/2028	186
	Hologic, Inc.
300	3.250%—02/15/2029[1]	256
	Zimmer Biomet Holdings, Inc.
200	1.450%—11/22/2024	184

		626

HEALTH CARE PROVIDERS & SERVICES—4.2%
	Acadia Healthcare Co., Inc.
100	5.000%—04/15/2029[1]	90
	AMN Healthcare, Inc.
100	4.625%—10/01/2027[1]	94
	Centene Corp.
300	3.375%—02/15/2030	250
	Cigna Corp.
200	0.613%—03/15/2024	188
	DaVita, Inc.
200	4.625%—06/01/2030[1]	156
	McKesson Corp.
200	1.300%—08/15/2026	172
100	3.796%—03/15/2024	98

		270

	Molina Healthcare, Inc.
200	3.875%—11/15/2030[1]	171

		1,219

HOTELS, RESTAURANTS & LEISURE—1.5%
	Hilton Domestic Operating Co., Inc.
300	4.875%—01/15/2030	270
	New Red Finance, Inc.
200	3.875%—01/15/2028[1]	176

		446

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.7%
	NextEra Energy Operating Partners LP
200	4.250%—07/15/2024[1]	194

Harbor Scientific Alpha Income ETF

PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands

CORPORATE BONDS & NOTES—Continued

Principal Amount		Value

INSURANCE—0.7%
	Elevance Health, Inc.
$ 200	3.350%—12/01/2024	$193

INTERACTIVE MEDIA & SERVICES—0.3%
	Go Daddy Operating Co. LLC/GD Finance Co., Inc.
100	3.500%—03/01/2029[1]	83

INTERNET & CATALOG RETAIL—0.6%
	Cars.com, Inc.
200	6.375%—11/01/2028[1]	174

IT SERVICES—1.6%
	Gartner, Inc.
200	3.625%—06/15/2029[1]	171
100	4.500%—07/01/2028[1]	93

		264

	VeriSign, Inc.
200	5.250%—04/01/2025	198

		462

LEISURE PRODUCTS—0.7%
	Mattel, Inc.
200	5.875%—12/15/2027[1]	195

MACHINERY—1.3%
	nVent Finance Sarl
200	4.550%—04/15/2028	179
	Westinghouse Air Brake Technologies Corp.
200	4.400%—03/15/2024	195

		374

MEDIA—1.8%
	RELX Capital, Inc.
300	4.000%—03/18/2029	273
	Sirius XM Radio, Inc.
300	4.000%—07/15/2028[1]	258

		531

METALS & MINING—4.2%
	Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.
100	7.500%—05/01/2025[1]	98
	Commercial Metals Co.
100	3.875%—02/15/2031	81
100	4.125%—01/15/2030	84
100	4.375%—03/15/2032	82

		247

	FMG Resources August 2006 Pty. Ltd.
200	4.375%—04/01/2031[1]	159
100	4.500%—09/15/2027[1]	90

		249

	Glencore Funding LLC
300	4.000%—03/27/2027[1]	276
	Reliance Steel & Aluminum Co.
200	1.300%—08/15/2025	178
	Steel Dynamics
200	5.000%—12/15/2026	193

		1,241

MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS)—0.9%
	Rithm Capital Corp.
200	6.250%—10/15/2025[1]	176

CORPORATE BONDS & NOTES—Continued

Principal Amount		Value

MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS)—Continued
	Starwood Property Trust, Inc.
$ 100	4.750%—03/15/2025	$94

		270

OIL, GAS & CONSUMABLE FUELS—11.7%
	Antero Resources Corp.
117	7.625%—02/01/2029[1]	119
	Athabasca Oil Corp.
85	9.750%—11/01/2026[1]	92
	Baytex Energy Corp.
100	8.750%—04/01/2027[1]	102
	California Resources Corp.
200	7.125%—02/01/2026[1]	197
	Coronado Finance Pty. Ltd.
200	10.750%—05/15/2026[1]	209
	Delek Logistics Partners LP/Delek Logistics Finance Corp.
100	7.125%—06/01/2028[1]	90
	Enbridge, Inc.
200	2.500%—01/15/2025	187
	Kinder Morgan, Inc.
200	5.625%—11/15/2023[1]	200
	Marathon Petroleum Corp.
200	4.700%—05/01/2025	196
	Murphy Oil USA, Inc.
200	3.750%—02/15/2031[1]	167
100	4.750%—09/15/2029	90

		257

	New Fortress Energy, Inc.
300	6.750%—09/15/2025[1]	295
	Phillips 66
100	0.900%—02/15/2024	95
	Pioneer Natural Resources Co.
300	0.550%—05/15/2023	293
	Range Resources Corp.
200	4.875%—05/15/2025	193
	Transocean, Inc.
200	8.000%—02/01/2027[1]	162
	Western Midstream Operating LP
200	3.350%—02/01/2025	190
	Williams Cos., Inc.
200	4.300%—03/04/2024	197
100	4.550%—06/24/2024	98

		295

	Woodside Finance Ltd.
300	4.500%—03/04/2029[1]	272

		3,444

PERSONAL PRODUCTS—1.0%
	Edgewell Personal Care Co.
300	5.500%—06/01/2028[1]	283

PHARMACEUTICALS—2.9%
	Merck & Co., Inc.
300	1.900%—12/10/2028	252
	Perrigo Finance Unlimited Co.
200	3.900%—12/15/2024	191
200	4.400%—06/15/2030	168

		359

	Takeda Pharmaceutical Co. Ltd.
62	4.400%—11/26/2023	61

Harbor Scientific Alpha Income ETF

PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands

CORPORATE BONDS & NOTES—Continued

Principal Amount		Value

PHARMACEUTICALS—Continued
	Zoetis, Inc.
$ 200	3.900%—08/20/2028	$184

		856

PROFESSIONAL SERVICES—2.0%
	ASGN, Inc.
200	4.625%—05/15/2028[1]	178
	Gartner, Inc.
200	3.750%—10/01/2030[1]	169
	TriNet Group, Inc.
300	3.500%—03/01/2029[1]	249

		596

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
	Broadcom, Inc.
300	1.950%—02/15/2028[1]	245
	Entegris, Inc.
100	4.375%—04/15/2028[1]	88
	Texas Instruments, Inc.
200	2.250%—09/04/2029	168

		501

SOFTWARE—4.0%
	Fair Isaac Corp.
300	4.000%—06/15/2028[1]	272
	Open Text Corp.
300	3.875%—02/15/2028[1]	257
	Oracle Corp.
300	2.300%—03/25/2028	251
	PTC, Inc.
200	3.625%—02/15/2025[1]	191
	Roper Technologies, Inc.
200	3.650%—09/15/2023	198

		1,169

SPECIALTY RETAIL—0.9%
	O’Reilly Automotive, Inc.
300	3.600%—09/01/2027	277

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.4%
	Seagate HDD Cayman
100	4.091%—06/01/2029	80
	Xerox Holdings Corp.
400	5.500%—08/15/2028[1]	317

		397

TEXTILES, APPAREL & LUXURY GOODS—0.6%
	Michael Kors USA
200	4.250%—11/01/2024[1]	190

TOBACCO—3.6%
	Altria Group, Inc.
300	4.800%—02/14/2029	277
	B.A.T Capital Corp.
300	2.259%—03/25/2028	238

CORPORATE BONDS & NOTES—Continued

Principal Amount		Value

TOBACCO—Continued
	Imperial Brands Finance Plc
$ 300	3.125%—07/26/2024[1]	$284
	Vector Group Ltd.
300	5.750%—02/01/2029[1]	263

		1,062

TRADING COMPANIES & DISTRIBUTORS—1.6%
	Alta Equipment Group, Inc.
200	5.625%—04/15/2026[1]	173
	Ferguson Finance PLC
200	4.500%—10/24/2028[1]	183
	WESCO Distribution, Inc.
100	7.125%—06/15/2025[1]	101

		457

TRANSPORTATION INFRASTRUCTURE—0.6%
	Transurban Finance Co. Pty, Ltd.
200	4.125%—02/02/2026[1]	190

WATER UTILITIES—0.6%
	Huntington Ingalls Industries, Inc.
200	3.844%—05/01/2025	191

TOTAL CORPORATE BONDS & NOTES
(Cost $28,816)		26,859

FOREIGN GOVERNMENT OBLIGATIONS—4.9%
	Bahrain Government International Bond
200	7.000%—01/26/2026[1]	200
	Brazilian Government International Bond
200	4.625%—01/13/2028	188
	Dominican Republic International Bond
200	5.950%—01/25/2027[1]	188
	Hungary Government International Bond
200	5.375%—03/25/2024	198
	Indonesia Government International Bond
200	3.500%—01/11/2028	184
	Mexico Government International Bond
200	3.750%—01/11/2028	183
	Oman Government International Bond
200	4.750%—06/15/2026[1]	190
	Russian Foreign Bond - Eurobond
200	4.250%—06/23/2027[1]	91

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $1,732)		1,422

TOTAL INVESTMENTS—96.5%
(Cost $30,548)		28,281

CASH AND OTHER ASSETS, LESS LIABILITIES—3.5%		1,033

TOTAL NET ASSETS—100.0%		$29,314

FUTURES CONTRACTS
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
U.S. Treasury Note Futures 10 year (Long)	6	12/20/2022	$ 664	$4

Harbor Scientific Alpha Income ETF

PORTFOLIO OF INVESTMENTS—Continued

CREDIT DEFAULT SWAP AGREEMENTS—Continue

CENTRALLY CLEARED SWAP AGREEMENTS

Counterparty/Exchange	Reference Entity	Buy/ Sell[3,4]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[5]	Payment Frequency	Notional Amount[6] (000s)	Value[7] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Clear Credit LLC	Markit CDX North America Investement Grade Index Series 39	Buy	1.000%	12/20/2027	0.898	Quarterly	$4,400	$(25)	$(2)	$(23)
ICE Clear Credit LLC	Markit CDX North America High Yield Index Series 39	Buy	5.000%	12/20/2027	5.168	Quarterly	1,400	1	36	(35)

Centrally Cleared Credit Default Swaps										$(58)

FAIR VALUE MEASUREMENTS

As of October 31, 2022, the investment in U.S. Treasury Note Futures 10 year (as disclosed in the preceding Futures Contracts schedule) was classified as Level 1 and all other investments were classified as Level 2. There were no Level 3 investments as of October 31, 2022 or 2021.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1

Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.The Fund has no right to demand registration of these securities. As of October 31, 2022, the aggregate value of these securities was $14,657 or 50% of net assets.

2	Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date.
3

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

5

Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

6

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

7

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying notes are an integral part of the Financial Statements.

Harbor ETF Trust

STATEMENTS OF ASSETS AND LIABILITIES—October 31, 2022

(All amounts in thousands, except per share amounts)

	Harbor All-Weather Inflation Focus ETF (Consolidated)	Harbor Corporate Culture ETF	Harbor Corporate Culture Leaders ETF	Harbor Disruptive Innovation ETF	Harbor Dividend Growth Leaders ETF
ASSETS
Investments, at identified cost	$49,297	$216,504	$7,990	$ 8,954	$112,342
Investments, at value	$49,275	$217,624	$6,807	$ 6,901	$135,766
Cash	10,309	—	2	174	2,636
Due from broker	1,894	—	—	—	—
Foreign currency, at value (Cost: $0, $0, $0, $0, $0, $0, $3, $0, $0 and $0)	—	—	—	—	—
Receivables for:
Investment sold	2,366	4,730	—	74	7,433
Capital shares sold	—	104,362	—	—	—
Dividends	—	31	2	1	132
Interest	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Variation margin on centrally cleared swap agreements	—	—	—	—	—
Withholding tax	—	—	—	—	—

Total Assets	63,844	326,747	6,811	7,150	145,967
LIABILITIES
Due to Custodian	—	28	—	—	—
Payables for:
Investments purchased	—	109,464	—	—	1,457
Capital shares reacquired	—	—	—	—	2,777
Unrealized depreciation on OTC swap agreements	—	—	—	—	—
Accrued management fees	37	9	4	4	58

Total Liabilities	37	109,501	4	4	4,292

NET ASSETS	$63,807	$217,246	$6,807	$ 7,146	$141,675
Net Assets Consist of:
Paid-in capital	$63,686	$216,114	$8,028	$10,786	$110,538
Total distributable earnings/(loss)	121	1,132	(1,221)	(3,640)	31,137
	$63,807	$217,246	$6,807	$ 7,146	$141,675
NET ASSET VALUE PER SHARE
Net assets	$63,807	$217,246	$6,807	$ 7,146	$141,675
Shares of beneficial interest (No par value and unlimited authorizations)	3,050	9,975	425	625	11,477
Net asset value per share[1]	$ 20.92	$ 21.78	$16.02	$ 11.43	$ 12.34

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

Harbor Energy Transition Strategy ETF (Consolidated)	Harbor International Compounders ETF	Harbor Long-Term Growers ETF	Harbor Scientific Alpha High-Yield ETF	Harbor Scientific Alpha Income ETF

$16,086	$6,512	$81,720	$31,505	$30,548
$16,082	$6,224	$78,374	$29,132	$28,281
2,398	92	366	432	435
3,183	—	—	—	160

—	3	—	—	—
—	—	—	388	3
—	—	361	—	—
—	7	17	—	—
—	—	—	511	345
—	—	—	—	120
—	—	—	—	159
—	—	1	3	1
21,663	6,326	79,119	30,466	29,504

—	—	—	—	—

295	—	359	617	177
—	—	—	—	—
—	—	—	—	—
14	2	34	11	13
309	2	393	628	190
$21,354	$6,324	$78,726	$29,838	$29,314

$21,298	$6,613	$84,772	$35,100	$35,000
56	(289)	(6,046)	(5,262)	(5,686)
$21,354	$6,324	$78,726	$29,838	$29,314

$21,354	$6,324	$78,726	$29,838	$29,314
1,125	325	5,450	702	700
$ 18.98	$19.46	$ 14.45	$ 42.50	$ 41.88

Harbor ETF Trust

STATEMENTS OF OPERATIONS—Year Ended October 31, 2022

(All amounts in thousands)

	Harbor All-Weather Inflation Focus ETF (Consolidated)[1]	Harbor Corporate Culture ETF[2]	Harbor Corporate Culture Leaders ETF[3]	Harbor Disruptive Innovation ETF[4]	Harbor Dividend Growth Leaders ETF[5]
Investment Income
Dividends	$ —	$ 31	$ 30	$ 23	$ 3,872
Interest	360	—	—	—	6
Consent fee income	—	—	—	—	—
Foreign taxes withheld	—	—	—	—	—
Total Investment Income	360	31	30	23	3,878
Operating Expenses
Management fees	257	8	23	46	957
Administration fees	—	—	—	—	104
Transfer agent fees	—	—	—	—	52
Trustees’ and officers fees	—	—	—	—	22
Registration fees	—	—	—	—	36
Professional fees	—	—	—	—	20
Custodian fees	—	—	—	—	2
Miscellaneous	—	—	—	—	34
Total Expenses	257	8	23	46	1,227
Management fees waived	—	—	—	(12)	(96)
Net expenses	257	8	23	34	1,131
Net Investment Income/(Loss)	103	23	7	(11)	2,747
Net Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	—	(11)	(45)	(1,576)	6,653
Futures contracts	—	—	—	—	—
Swap agreements	(3,647)	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(22)	1,120	(1,183)	(2,053)	(22,482)
Futures contracts	—	—	—	—	—
Swap agreements	—	—	—	—	—
Net gain/(loss) on investment transactions	(3,669)	1,109	(1,228)	(3,629)	(15,829)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,566)	$1,132	$(1,221)	$(3,640)	$(13,082)

1	For the period February 9, 2022(commencement of operations) through October 31, 2022

2	For the period October 12, 2022 (commencement of operations) through October 31, 2022

3	For the period February 23, 2022 (commencement of operations) through October 31, 2022

4	For the period December 1, 2021 (commencement of operations) through October 31, 2022

5

On May 20, 2022, Harbor Capital adopted Westfield Capital Dividend Growth Fund (the “Target Fund”) and converted the fund from a mutual fund into an ETF. The amounts disclosed include those of the Target Fund. Refer to Note 1 in the Notes to Financial Statements for additional information on the reorganization.

6	For the period July 13, 2022 (commencement of operations) through October 31, 2022

7	For the period September 7, 2022 (commencement of operations) through October 31, 2022

8	For the period February 2, 2022 (commencement of operations) through October 31, 2022

The accompanying notes are an integral part of the Financial Statements.

Harbor Energy Transition Strategy ETF (Consolidated)[6]	Harbor International Compounders ETF[7]	Harbor Long-Term Growers ETF[8]	Harbor Scientific Alpha High-Yield ETF	Harbor Scientific Alpha Income ETF

$ —	$ 10	$ 199	$ —	$ —
105	—	2	1,795	1,142
—	—	—	4	6
—	(1)	(5)	—	—
105	9	196	1,799	1,148

54	5	186	154	157
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
54	5	186	154	157
—	—	—	—	—
54	5	186	154	157
51	4	10	1,645	991

—	(5)	(2,670)	(2,912)	(2,757)
—	—	—	—	(380)
(637)	—	—	—	(167)

(4)	(288)	(3,346)	(1,957)	(1,704)
—	—	—	—	22
—	—	—	—	(77)
(641)	(293)	(6,016)	(4,869)	(5,063)
$(590)	$(289)	$(6,006)	$(3,224)	$(4,072)

Harbor ETF Trust

STATEMENTS OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor All-Weather Inflation Focus ETF (Consolidated)	Harbor Corporate Culture ETF	Harbor Corporate Culture Leaders ETF	Harbor Disruptive Innovation ETF	Harbor Dividend Growth Leaders ETF[a]
	February 9, 2022[b] through October 31, 2022	October 12,2022[b] through October 31, 2022	February 23, 2022[b] through October 31, 2022	December 1, 2021[b] through October 31, 2022	November 1, 2021 through October 31, 2022	November 1, 2020 through October 31, 2021
INCREASE/(DECREASE) IN NET ASSETS

Operations:

Net investment income/(loss)	$103	$23	$7	$(11)	$2,747	$1,821

Net realized gain/(loss) on investments	(3,647)	(11)	(45)	(1,576)	6,653	27,947

Change in net unrealized appreciation/(depreciation) of investments	(22)	1,120	(1,183)	(2,053)	(22,482)	13,598

Net increase/(decrease) in assets resulting from operations	(3,566)	1,132	(1,221)	(3,640)	(13,082)	43,366

Distributions to shareholders	—	—	—	—	(29,990)	(10,876)[c]

Capital Share Transactions:

Net proceeds from sale of shares	74,366	216,114	8,028	10,786	14,805	1,737	[d]

Reinvestment of distributions	—	—	—	—	29,957	10,743	[d]

Cost of shares reacquired	(6,993)	—	—	—	(17,845)	(9,453)[d]

Net increase/(decrease) derived from capital share transactions	67,373	216,114	8,028	10,786	26,917	3,027

Net increase/(decrease) in net assets	63,807	217,246	6,807	7,146	(16,155)	35,517

Net Assets

Beginning of period	—	—	—	—	157,830	122,313

End of period	$63,807	$217,246	$6,807	$7,146	$141,675	$157,830

Capital Share Transactions (Shares):

Shares sold	3,375	9,975	425	625	1,159	116	[d]

Shares issued due to reinvestment of distributions	—	—	—	—	2,109	779	[d]

Shares reacquired	(325)	—	—	—	(1,354)	(645)[d]

Net increase/(decrease) in shares outstanding	3,050	9,975	425	625	1,914	250

a

On May 20, 2022, Harbor Capital adopted Westfield Capital Dividend Growth Fund (the “Target Fund”) and converted the fund from a mutual fund into an ETF. The amounts disclosed include those of theTarget Fund. Refer to Note 1 in the Notes to Financial Statements for additional information on the reorganization.

b	Commencement of Operations

c

Amounts consist of distribution to Institutional Class Shares and Investor Class Shares of theTarget Fund. The amounts distributed to the Institutional Class Shares and Investor Class Shares were $(10,801) and $(75), respectively.

d

The dollar amounts disclosed are the total of the Institutional Class Shares and Investor Class Shares of theTarget Fund. Net proceeds from sale of shares, Reinvestment of distributions and Cost of shares reacquired are $1,674, $10,669, and $(9,221), respectively, for the Institutional Class Shares, and $63, $74 and $(232), respectively, for the Investor Class Shares.The shares amount disclosed are the total of the Institutional Class Shares and Investor Class Shares of theTarget Fund. Shares sold, Shares issued due to reinvestment of distributions and Shares reacquired are 112, 773 and (630), respectively, for the Institutional Class, and 4, 6 and (15), respectively, for the Investor Class.

The accompanying notes are an integral part of the Financial Statements.

Harbor Energy Transition Strategy ETF (Consolidated)	Harbor International Compounders ETF	Harbor Long-Term Growers ETF	Harbor Scientific Alpha High-Yield ETF		Harbor Scientific Alpha Income ETF
July 13, 2022[b] through October 31, 2022	September 7, 2022[b] through October 31, 2022	February 2, 2022[b] through October 31, 2022	November 1, 2021 through October 31, 2022	September 14, 2021[b] through October 31, 2021	November 1, 2021 through October 31, 2022	September 14, 2021[b] through October 31, 2021
$ 51	$ 4	$ 10	$ 1,645	$ 157	$ 991	$ 92
(637)	(5)	(2,670)	(2,912)	4	(3,304)	(163)
(4)	(288)	(3,346)	(1,957)	(417)	(1,759)	(562)
(590)	(289)	(6,006)	(3,224)	(256)	(4,072)	(633)
—	—	—	(1,782)	—	(981)	—
21,944	6,613	85,122	—	35,000	—	35,000
—	—	—	—	—	—	—
—	—	(390)	—	—	—	—
21,944	6,613	84,732	—	35,000	—	35,000
21,354	6,324	78,726	(5,006)	34,744	(5,053)	34,367
—	—	—	34,844	100	34,367	—
$21,354	$6,324	$78,726	$29,838	$34,844	$29,314	$34,367
1,125	325	5,475	—	700	—	700
—	—	—	—	—	—	—
—	—	(25)	—	—	—	—
1,125	325	5,450	—	700	—	700

Harbor ETF Trust Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR ALL-WEATHER INFLATION FOCUS ETF (CONSOLIDATED)

	Period from February 9, 2022[a] through October 31, 2022
Net asset value beginning of period	$ 20.00
Income from Investment Operations
Net investment income/(loss)[b]	0.04
Net realized and unrealized gain/(loss) on investments	0.88

Total from investment operations	0.92
Net asset value end of period	20.92
Net assets end of period (000s)	$63,807
Ratios and Supplemental Data (%)
Total return	4.60%[c]
Ratio of total expenses to average net assets	0.68	[d]
Ratio of net investment income/(loss) to average net assets	0.27	[d]

HARBOR CORPORATE CULTURE ETF

	Period from October 12, 2022[a] through October 31, 2022
Net asset value beginning of period	$ 19.96
Income from Investment Operations
Net investment income/(loss)[b]	0.01
Net realized and unrealized gain/(loss) on investments	1.81

Total from investment operations	1.82

Net asset value end of period	21.78
Net assets end of period (000s)	$217,246
Ratios and Supplemental Data (%)
Total return	9.12%[c]
Ratio of total expenses to average net assets	0.35	[d]
Ratio of net investment income/(loss) to average net assets	0.98	[d]
Portfolio turnover^	2	[c]

HARBOR CORPORATE CULTURE LEADERS ETF

	Period from February 23, 2022[a] through October 31, 2022
Net asset value beginning of period	$ 19.31
Income from Investment Operations
Net investment income/(loss)[b]	0.02
Net realized and unrealized gain/(loss) on investments	(3.31)

Total from investment operations	(3.29)

Net asset value end of period	16.02
Net assets end of period (000s)	$6,807
Ratios and Supplemental Data (%)
Total return	(17.04)%[c]
Ratio of total expenses to average net assets	0.50	[d]
Ratio of net investment income/(loss) to average net assets	0.16	[d]
Portfolio turnover^	18	[c]

The accompanying notes are an integral part of the Financial Statements.

Harbor ETF Trust Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR DISRUPTIVE INNOVATION ETF

Period from December 1, 2021[a] through October 31, 2022
Net asset value beginning of period	$ 20.00
Income from Investment Operations
Net investment income/(loss)[b,e]	(0.02)
Net realized and unrealized gain/(loss) on investments	(8.55)

Total from investment operations	(8.57)
Net asset value end of period	11.43
Net assets end of period (000s)	$7,146
Ratios and Supplemental Data (%)
Total return+	(42.85)%[c]
Ratio of total expenses to average net assets	0.75 [d]
Ratio of net expenses to average net assets[e]	0.55 [d]
Ratio of net investment income/(loss) to average net assets[e]	(0.18)[d]
Portfolio turnover^	71 [c]

HARBOR DIVIDEND GROWTH LEADERS ETF

	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
Net asset value beginning of period	$ 16.50	$ 13.13	$ 12.33	$ 11.69	$ 12.21
Income from Investment Operations
Net investment income/(loss)[b,e]	0.25	0.19	0.17	0.19	0.16
Net realized and unrealized gain/(loss) on investments	(1.28)	4.33	0.85	1.44	0.81

Total from investment operations	(1.03)	4.52	1.02	1.63	0.97
Less Distributions
Dividends from net investment income	(0.18)	(0.16)	(0.22)	(0.14)	(0.16)
Distributions from net realized capital gains	(2.95)	(0.99)	—	(0.85)	(1.33)

Total distributions	(3.13)	(1.15)	(0.22)	(0.99)	(1.49)
Net asset value end of period	12.34	16.50	13.13	12.33	11.69
Net assets end of period (000s)	$141,675	$156,827	$121,448	$131,791	$115,153
Ratios and Supplemental Data (%)
Total return+	(8.48)%	36.30%	8.28%	16.30%	8.31%
Ratio of total expenses to average net assets	0.83	1.05	1.09	1.13	1.08
Ratio of net expenses to average net assets[e]	0.76	0.95	0.95	0.95	0.95
Ratio of net investment income/(loss) to average net assets[e]	1.86	1.25	1.39	1.71	1.31
Portfolio turnover^	78	62	76	71	69

The accompanying notes are an integral part of the Financial Statements.

Harbor ETF Trust Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR ENERGY TRANSITION STRATEGY ETF (CONSOLIDATED)
	Period from July 13, 2022[a] through October 31, 2022
Net asset value beginning of period	$ 20.00
Income from Investment Operations
Net investment income/(loss)[b]	0.05
Net realized and unrealized gain/(loss) on investments	(1.07)

Total from investment operations	(1.02)
Net asset value end of period	18.98
Net assets end of period (000s)	$21,354
Ratios and Supplemental Data (%)
Total return	(5.10)%[c]
Ratio of total expenses to average net assets	0.80	[d]
Ratio of net investment income/(loss) to average net assets	0.74	[d]

HARBOR INTERNATIONAL COMPOUNDERS ETF
	Period from September 7, 2022[a] through October 31, 2022
Net asset value beginning of period	$19.89
Income from Investment Operations
Net investment income/(loss)[b]	0.02
Net realized and unrealized gain/(loss) on investments	(0.45)

Total from investment operations	(0.43)

Net asset value end of period	19.46
Net assets end of period (000s)	$6,324
Ratios and Supplemental Data (%)
Total return	(2.16)%[c]
Ratio of total expenses to average net assets	0.55	[d]
Ratio of net investment income/(loss) to average net assets	0.57	[d]
Portfolio turnover^	1	[c]

HARBOR LONG-TERM GROWERS ETF
	Period from February 2, 2022[a] through October 31, 2022
Net asset value beginning of period	$ 19.32
Income from Investment Operations
Net investment income/(loss)[b]	—	*
Net realized and unrealized gain/(loss) on investments	(4.87)

Total from investment operations	(4.87)

Net asset value end of period	14.45
Net assets end of period (000s)	$78,726
Ratios and Supplemental Data (%)
Total return	(25.22)%[c]
Ratio of total expenses to average net assets	0.57	[d]
Ratio of net investment income/(loss) to average net assets	0.03	[d]
Portfolio turnover^	24	[c]

The accompanying notes are an integral part of the Financial Statements.

Harbor ETF Trust Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SCIENTIFIC ALPHA HIGH-YIELD ETF

	Year Ended October 31, 2022	Period from September 14, 2021[a] through October 31, 2021
Net asset value beginning of period	$ 49.64	$ 50.00
Income from Investment Operations
Net investment income/(loss)[b]	2.34	1.70
Net realized and unrealized gain/(loss) on investments	(6.94)	(2.07)

Total from investment operations	(4.60)	(0.37)
Less Distributions
Dividends from net investment income	(2.53)	—
Distributions from net realized capital gains	(0.01)	—

Total distributions	(2.54)	—
Net asset value end of period	42.50	49.64
Net assets end of period (000s)	$29,838	$34,844
Ratios and Supplemental Data (%)
Total return	(9.49)%	(0.72)%[c]
Ratio of total expenses to average net assets	0.48	0.48	[d]
Ratio of net investment income/(loss) to average net assets	5.13	3.42	[d]
Portfolio turnover^	114	1	[c]

HARBOR SCIENTIFIC ALPHA INCOME ETF

	Year Ended October 31, 2022	Period from September 14, 2021[a] through October 31, 2021
Net asset value beginning of period	$ 49.10	$ 50.00
Income from Investment Operations
Net investment income/(loss)[b]	1.42	1.00
Net realized and unrealized gain/(loss) on investments	(7.24)	(1.90)

Total from investment operations	(5.82)	(0.90)
Less Distributions
Dividends from net investment income	(1.40)	—

Total distributions	(1.40)	—
Net asset value end of period	41.88	49.10
Net assets end of period (000s)	$29,314	$34,367
Ratios and Supplemental Data (%)
Total return	(12.02)%	(1.80)%[c]
Ratio of total expenses to average net assets	0.50	0.50	[d]
Ratio of net investment income/(loss) to average net assets	3.15	2.02	[d]
Portfolio turnover^	124	—	[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.

+	The total return would have been lower had management fee not been waived during the period shown.

*	Less than $0.01

a	Commencement of Operations

b	Amounts are based on average daily shares outstanding during the period.

c	Unannualized

d	Annualized

e	Reflects the Adviser’s waiver, if any, of its management fee

The accompanying notes are an integral part of the Financial Statements.

Harbor ETF Trust

NOTES TO FINANCIAL STATEMENTS—October 31, 2022

NOTE 1—ORGANIZATIONAL MATTERS

Harbor ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2022, the Trust consists of the following separate portfolios (individually or collectively referred to as a “Fund” or the “Funds”, respectively). The shares of each Fund are listed and traded on NYSE Arca, Inc. Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

Harbor All-Weather Inflation Focus ETF (Consolidated)	Harbor Energy Transition Strategy ETF (Consolidated)
Harbor Corporate Culture ETF	Harbor International Compounders ETF
Harbor Corporate Culture Leaders ETF	Harbor Long-Term Growers ETF
Harbor Disruptive Innovation ETF	Harbor Scientific Alpha High-Yield ETF
Harbor Dividend Growth Leaders ETF	Harbor Scientific Alpha Income ETF

Harbor All-Weather Inflation Focus ETF (Consolidated) commenced operations on February 9, 2022. Harbor Corporate Culture ETF commenced operations on October 12, 2022. Harbor Corporate Culture Leaders ETF commenced operations on February 23, 2022. Harbor Disruptive Innovation ETF commenced operations on December 1, 2021. Harbor Dividend Growth Leaders ETF was reorganized on May 20, 2022. Harbor Energy Transition Strategy ETF (Consolidated) commenced operations on July 13, 2022. Harbor International Compounders ETF commenced operations on September 7, 2022. Harbor Long-Term Growers ETF commenced operations on February 2, 2022.

Reorganization

On May 16, 2022, the shareholders of Westfield Capital Dividend Growth Fund (the “Target Fund), a series of The Advisors’ Inner Circle Fund II (an unaffiliated trust) approved the reorganization of the Target Fund into the Harbor Dividend Growth Leaders ETF (the “Acquiring Fund”), a newly organized series of the Trust (the “Reorganization”). The Reorganization was completed on May 20, 2022 (the “Reorganization Date”). Prior to the Reorganization Date, Westfield Capital Management Company, L.P. (Westfield) served as the investment adviser to the Target Fund. On the Reorganization Date, Harbor Capital became the investment adviser of the Acquiring Fund and Westfield serves as the subadvisor.

The Reorganization was accomplished by a tax-free exchange of shares (with the exception of cash paid to the shareholders of the Target Fund in lieu of fractional shares of the Acquiring Fund) of the Acquiring Fund for the Institutional Class Shares of the Target Fund of equivalent aggregate net asset value. The Investor Class Shares of the Target Fund were converted into the Institutional Class Shares prior to the Reorganization Date. Pursuant to the Agreement and Plan of the Reorganization, the Target Fund organized as a mutual fund was converted to an ETF on the Reorganization Date. The Acquiring Fund was established as a “shell” fund, organized solely in connection with the reorganization for the purpose of acquiring the assets and liabilities of the Target Fund and continuing the operations of the Target Fund as an ETF. The Acquiring Fund had no investment operations or performance history prior to the Reorganization Date. The Acquiring Fund is the surviving legal entity, but has adopted the performance and financial history of the Target Fund, which is included in these financial statements.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Investments are valued pursuant to valuation procedures approved by the Board of Trustees. The valuation procedures permit the Adviser to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.

Harbor ETF Trust

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, rights and warrants) that are traded on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean (or average) of the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Shares of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities, other than short-term securities, with a remaining maturity of less than 60 days at the time of acquisition) are valued using evaluated prices furnished by a pricing vendor. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of asset-backed and mortgage-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.

Swap agreements (including over-the-counter (“OTC”) and centrally cleared swaps) derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These derivative instruments are valued using evaluated prices furnished by a pricing vendor. The value of these instruments can be determined by a pricing vendor using a series of techniques, including simulation pricing models, or by the counterparties to the OTC swap agreements, typically using its own proprietary models. The pricing models may use inputs such as issuer details, indices, exchange rates, interest rates, yield curves, and credit spreads, that are observed from actively quoted markets. Swaps are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, security determinations are made by the Adviser as designated by the Board of Trustees pursuant to the Investment Company Act. Such securities fair value determinations may incorporate significant unobservable inputs that are normally categorized as Level 3 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing investments are not necessarily indicative of the risk associated with investing in those investments. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1–	Quoted prices in active markets for identical securities.

Harbor ETF Trust

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–

Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.

The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. Dividend information on certain foreign securities may not be available on ex-dividend date, therefore, such dividends will be recorded as soon as reliable information becomes available. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities (except for premiums on certain callable debt securities that amortized to the earliest call date) using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Basis for Consolidation

Harbor All-Weather Inflation Focus ETF’s and Harbor Energy Transition Strategy ETF’s Consolidated Portfolios of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations and Consolidated Statements of Changes in Net Assets include the investments and account balances of both the Fund and its wholly owned subsidiary, Harbor Cayman Inflation Focus Ltd and Harbor Cayman Energy Transition Ltd, respectively (individually, the “Subsidiary”). Each Fund’s Subsidiary enables the Fund to hold commodity-related instruments and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets in its Subsidiary. All interfund transactions have been eliminated in the consolidation.

Taxes

Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

Each Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are provided for in accordance with each Fund’s understanding of the applicable foreign country’s tax law and are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Net realized gains or losses on investments resulting from in-kind creation unit redemptions, if any, are recognized in each Fund’s Statement of Operations. Such realized gains or losses are not taxable to a Fund and are reclassified from Distributable earnings (loss) to Paid-in capital at the end of a Fund’s tax year.

Harbor ETF Trust

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Management has analyzed each Fund’s tax positions on the open tax year (in particular, U.S. federal income tax returns for the tax year ended October 31, 2021), if applicable, including all positions expected to be taken upon filing the 2022 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Proceeds from Litigation

Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.

Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a Fund will be able to close out its position when the Fund considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet margin requirements at a time when the Fund would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are traded on an exchange and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default.

During the year, Harbor Scientific Alpha Income ETF used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be cleared through a third party, known as a central clearing party or derivatives clearing organization (“centrally cleared swaps”).

Harbor ETF Trust

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Swaps are fair valued daily and changes in value are recorded as unrealized appreciation or depreciation on the Statements of Operations.

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected in the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. Daily changes to the fair value of centrally cleared swaps are recorded as Variation margin receivable or payable on centrally cleared swap agreements in the Statements of Assets and Liabilities and are settled daily. An initial margin, typically in form of cash or qualifying highly liquid, high-quality short-term investments, is paid to the central clearing party, derivatives clearing organization or counterparty when the swap contract is executed and is recorded as Due from brokers on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. A Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by the existence of a master netting arrangement between a Fund and the counterparty, the posting of collateral by the counterparty, and the central clearing party, as counterparty to all centrally cleared swaps, guaranteeing the performance of the swaps through the margin requirements.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement.

During the year, Harbor Scientific Alpha Income ETF used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Fund used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer.

Excess Return Swaps are agreements between counterparties to exchange the return of a given underlying index. Under the terms of the agreement, a Fund will make payments based on a set rate in exchange for payments from the counterparty based on the return of the underlying assets comprising the index. If the returns on the underlying assets are positive, the counterparty will pay the Fund, and if the returns are negative, the Fund will make payments to the counterparty. The excess return swap held by Harbor All-Weather Inflation Focus ETF (Consolidated) and Harbor Energy Transition Strategy ETF (Consolidated), which generally are reset monthly, may be terminated by the Funds at any time.

During the period, Harbor All-Weather Inflation Focus ETF (Consolidated) and Harbor Energy Transition Strategy ETF (Consolidated) used excess return swaps to gain exposure to commodities markets.

Harbor ETF Trust

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Other Matters

The Funds in the normal course of business invest in financial instruments where the risk of potential loss exists due to changes in the market, economic, political and regulatory developments, as well as events such as war, terrorism or spread of infectious disease (market risk) or failure or inability of the counterparty to a transaction to perform (credit and counterparty risk). In addition, certain Funds invest in foreign securities and as such are also subject to foreign currencies and foreign securities risks. Each Fund’s prospectus provides further details regarding the Fund’s principal risks.

 NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Investment Portfolio Transactions

Purchases and sales of investments, other than short-term securities, U.S. government obligations, and in-kind transactions, if any, for each Fund for the year ended October 31, 2022 were as follows:

	Purchases (000s)	Sales (000s)
Harbor All-Weather Inflation Focus ETF (Consolidated)	$—	$—
Harbor Corporate Culture ETF	5,447	4,719
Harbor Corporate Culture Leaders ETF	1,193	1,170
Harbor Disruptive Innovation ETF	5,034	4,743
Harbor Dividend Growth Leaders ETF	112,366	115,358
Harbor Energy Transition Strategy ETF (Consolidated)	—	—
Harbor International Compounders ETF	670	90
Harbor Long-Term Growers ETF	11,995	11,101
Harbor Scientific Alpha High-Yield ETF	35,789	35,660
Harbor Scientific Alpha Income ETF	37,789	37,550

For the year ended October 31, 2022, the following Funds engaged in in-kind transactions associated with Creation Unit purchases and redemptions:

	Purchases (000s)	Sales (000s)
Harbor Corporate Culture ETF	$215,797	$—
Harbor Corporate Culture Leaders ETF	8,011	—
Harbor Disruptive Innovation ETF	10,239	—
Harbor Dividend Growth Leaders ETF	9,504	7,897
Harbor International Compounders ETF	5,937	—
Harbor Long-Term Growers ETF	83,879	384

 NOTE 4—CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value (“NAV”). The Adviser determines the number of shares that constitutes a Creation Unit and only authorized participants are permitted to purchase or redeem Creation Units from the Funds. Except when aggregated in Creation Units, shares of each Fund are not redeemable. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Unless cash-only redemptions are available or specified for a Fund, the redemption proceeds for Creation Units will generally consist of a designated portfolio of securities and a specified amount of cash. Authorized participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Net proceeds from sale of shares in the Statements of Changes in Net Assets.

Harbor ETF Trust

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 4—CAPITAL SHARE TRANSACTIONS—Continued

From time to time, settlement of securities related to the purchase or redemption of Creation Units may be delayed and are reflected as Capital shares sold or Capital shares reacquired in the Statement of Assets and Liabilities.

 NOTE 5—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services. Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to the advisory agreement, the Adviser pays all of the operating expenses of the Fund, except for (i) the fee payment under the investment advisory agreement; (ii) payments under each Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; (viii) any gains or losses attributable to investments under a deferred compensation plan for Trustees who are not “interested persons” of the Trust; and (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The advisory agreements provide for a unitary management fee based on an annual percentage rate of average daily net assets as follows:

	Unitary Management Fee
Harbor All-Weather Inflation Focus ETF (Consolidated)	0.68%
Harbor Corporate Culture ETF	0.35
Harbor Corporate Culture Leaders ETF	0.50
Harbor Disruptive Innovation ETF	0.75	[a]
Harbor Dividend Growth Leaders ETF	0.50
Harbor Energy Transition Strategy ETF (Consolidated)	0.80
Harbor International Compounders ETF	0.55
Harbor Long-Term Growers ETF	0.57
Harbor Scientific Alpha High-Yield ETF	0.48
Harbor Scientific Alpha Income ETF	0.50

[a]	For the period December 1, 2021 through August 31, 2022, the Adviser voluntarily waived a portion of its management fees to limit the Fund expenses to 0.50%.

Harbor Dividend Growth Leaders ETF

Prior to the Reorganization, Westfield Capital Dividend Growth Fund (the “Target Fund”), incurred fees and engaged in transactions with affiliates. Expenses, other than management fees, which include balances of both the Target Fund and the Fund, as shown in the Statement of Operations were expenses incurred by the Target Fund.

Pursuant to a separate investment advisory agreement, Westfield served as the investment adviser to the Target Fund and earned a fee for such services based on an annual rate of 0.75% of average daily net assets of the Target Fund for a total of $646,000 during the period prior to the Reorganization Date. In addition, Westfield had contractually agreed to waive all or portion of its fees and to reimburse expenses of the Target Fund in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees) from exceeding 0.95% of the average daily net assets of the Target Fund. Pursuant to this agreement, $96,000 of expenses were waived and/or reimbursed by Westfield during the period prior to the Reorganization Date.

A portion of the services provided by the Chief Compliance Officer of the Target Fund and his staff, whom were employees of SEI Investments Global Funds Services, the Target Fund’s administrator, were paid by The Advisors’ Inner Circle Fund II, the Target Fund’s trust, as incurred and is included in Trustees’ and officers fees in the Statement of Operations.

Independent Trustees

The Adviser is responsible for bearing expenses associated with Independent Trustees’ compensation pursuant to the unitary management fee arrangement with each Fund.

Harbor ETF Trust

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 5—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Affiliated Transactions

The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. The Trust has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

 NOTE 6—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2022 were as follows:

	Total Distributable Earnings/(Loss) (000s)	Paid in Capital (000s)
Harbor All-Weather Inflation Focus ETF (Consolidated)	$3,687	$(3,687)
Harbor Corporate Culture ETF	—	—
Harbor Corporate Culture Leaders ETF	—	—
Harbor Disruptive Innovation ETF	—	—
Harbor Dividend Growth Leaders ETF	(1,068)	1,068
Harbor Energy Transition Strategy ETF (Consolidated)	646	(646)
Harbor International Compounders ETF	—	—
Harbor Long-Term Growers ETF	(40)	40
Harbor Scientific Alpha High-Yield ETF	—	—
Harbor Scientific Alpha Income ETF	—	—

The tax composition of each Fund’s distributions was as follows:

	As of October 31, 2022			As of October 31, 2021
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)		Long-Term Capital Gains (000s)		Total (000s)
Harbor All-Weather Inflation Focus ETF (Consolidated)	$—	$—	$—	$	N/A	$	N/A	$	N/A
Harbor Corporate Culture ETF	—	—	—		N/A		N/A		N/A
Harbor Corporate Culture Leaders ETF	—	—	—		N/A		N/A		N/A
Harbor Disruptive Innovation ETF	—	—	—		N/A		N/A		N/A
Harbor Dividend Growth Leaders ETF	4,187	25,803	29,990		1,623		9,253		10,876
Harbor Energy Transition Strategy ETF (Consolidated)	—	—	—		N/A		N/A		N/A
Harbor International Compounders ETF	—	—	—		N/A		N/A		N/A
Harbor Long-Term Growers ETF	—	—	—		N/A		N/A		N/A
Harbor Scientific Alpha High-Yield ETF	1,782	—	1,782		N/A		N/A		N/A
Harbor Scientific Alpha Income ETF	981	—	981		N/A		N/A		N/A

Harbor ETF Trust

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 6—TAX INFORMATION—Continued

As of October 31, 2022, the components of each Fund’s distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)	Accumulated Capital and Other Losses (000s)	Other Temporary Differences (000s)	Total Distributable Earnings/(Loss) (000s)
Harbor All-Weather Inflation Focus ETF (Consolidated)	$143	$—	$(22)	$—	$—	$121
Harbor Corporate Culture ETF	28	—	1,104	—	—	1,132
Harbor Corporate Culture Leaders ETF	5	—	(1,199)	(27)	—	(1,221)
Harbor Disruptive Innovation ETF	—	—	(2,253)	(1,387)	—	(3,640)
Harbor Dividend Growth Leaders ETF	2,037	5,698	23,402	—	—	31,137
Harbor Energy Transition Strategy ETF (Consolidated)	60	—	(4)	—	—	56
Harbor International Compounders ETF	4	—	(288)	(5)	—	(289)
Harbor Long-Term Growers ETF	9	—	(3,439)	(2,616)	—	(6,046)
Harbor Scientific Alpha High-Yield ETF	199	—	(2,450)	(3,011)	—	(5,262)
Harbor Scientific Alpha Income ETF	202	—	(2,319)	(3,569)	—	(5,686)

As of October 31, 2022, for federal income tax purposes, the following Fund had a qualified late year loss deferral to offset fiscal year 2023 ordinary income:

Qualified Late Year Ordinary Loss Deferral (000s)
Harbor Disruptive Innovation ETF	$11

As of October 31, 2022, each Fund in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.

	Capital Loss Carryforward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
Harbor Corporate Culture Leaders ETF	$(27)	$—	$(27)
Harbor Disruptive Innovation ETF	(1,376)	—	(1,376)
Harbor International Compounders ETF	(5)	—	(5)
Harbor Long-Term Growers ETF	(2,616)	—	(2,616)
Harbor Scientific Alpha High-Yield ETF	(2,582)	(429)	(3,011)
Harbor Scientific Alpha Income ETF	(3,045)	(524)	(3,569)

Harbor ETF Trust

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 6—TAX INFORMATION—Continued

The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation as of October 31, 2022 were as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
	Identified Cost (000s)	Appreciation (000s)	(Depreciation) (000s)
Harbor All-Weather Inflation Focus ETF (Consolidated)	$49,297	$—	$(22)	$(22)
Harbor Corporate Culture ETF	216,520	2,725	(1,621)	1,104
Harbor Corporate Culture Leaders ETF*	8,005	206	(1,405)	(1,199)
Harbor Disruptive Innovation ETF*	9,154	106	(2,359)	(2,253)
Harbor Dividend Growth Leaders ETF	112,364	26,901	(3,499)	23,402
Harbor Energy Transition Strategy ETF (Consolidated)	16,086	—	(4)	(4)
Harbor International Compounders ETF*	6,515	54	(342)	(288)
Harbor Long-Term Growers ETF*	81,813	2,414	(5,853)	(3,439)
Harbor Scientific Alpha High-Yield ETF*	31,582	181	(2,631)	(2,450)
Harbor Scientific Alpha Income ETF*	30,585	31	(2,350)	(2,319)

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.

 NOTE 7—DERIVATIVES

Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.

Each Fund’s derivative instruments outstanding as of the year ended October 31, 2022, if any, as disclosed in the Portfolio of Investments, and the related amounts of net realized and changes in net unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.

Derivative Instruments

As of October 31, 2022, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:

HARBOR ALL-WEATHER INFLATION FOCUS ETF (CONSOLIDATED)

Statement of Assets and Liabilities Caption	Commodity Contracts (000s)
Liabilities
Unrealized depreciation on OTC swap agreements	$—

HARBOR ENERGY TRANSITION STRATEGY ETF (CONSOLIDATED)

Statement of Assets and Liabilities Caption	Commodity Contracts (000s)
Liabilities
Unrealized depreciation on OTC swap agreements	$—

Harbor ETF Trust

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 7—DERIVATIVES—Continued

HARBOR SCIENTIFIC ALPHA INCOME ETF

Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Variation margin on futures contracts[a]	$ 4	$—	$ 4
Liabilities
Variation margin on centrally cleared swap agreements[a,b]	—	(58)	(58)

a

Balance includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

b	Net of upfront premium paid of $34

Net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives for the year ended October 31, 2022, were:

HARBOR ALL-WEATHER INFLATION FOCUS ETF (CONSOLIDATED)

Commodity Contracts (000s)
Net realized gain/(loss) on derivatives
Swap agreements	$(3,647)

Commodity Contracts (000s)
Change in net unrealized appreciation/(depreciation) on derivatives
Swap agreements	$ —

HARBOR ENERGY TRANSITION STRATEGY ETF (CONSOLIDATED)

Commodity Contracts (000s)
Net realized gain/(loss) on derivatives
Swap agreements	$(637)

Commodity Contracts (000s)
Change in net unrealized appreciation/(depreciation) on derivatives
Swap agreements	$ —

Harbor ETF Trust

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 7—DERIVATIVES—Continued

HARBOR SCIENTIFIC ALPHA INCOME ETF

Net realized gain/(loss) on derivatives	Interest Rate Contracts (000s)	Credit Contracts (000s)	Total (000s)
Futures Contracts	$(380)	$—	$(380)
Swap agreements	—	(167)	(167)

Net realized gain/(loss) on derivatives	$(380)	$(167)	$(547)

Change in net unrealized appreciation/(depreciation) on derivatives	Interest Rate Contracts (000s)	Credit Contracts (000s)	Total (000s)
Futures Contracts	$22	$—	$22
Swap agreements	—	(77)	(77)

Change in net unrealized appreciation/(depreciation) on derivatives	$22	$(77)	$(55)

NOTE 8—OFFSETTING ASSETS AND LIABILITIES

Master Netting Arrangements

As described in further detail below, a Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or due from broker. Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Consolidated Statements of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.

For the period ended October 31, 2022, the following Master Netting Arrangements have been entered into as follows:

International Swaps and Derivatives Association, Inc. (ISDA) Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by a Fund and select counterparties. As of October 31, 2022, Harbor All-Weather Inflation Focus ETF (Consolidated) and Harbor Energy Transition Strategy ETF (Consolidated) had investment exposures subject to the terms of these agreements.

Harbor ETF Trust

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 8—OFFSETTING ASSETS AND LIABILITIES—Continued

The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2022.

HARBOR ALL-WEATHER INFLATION FOCUS ETF (CONSOLIDATED)

	Financial Derivative Liabilities
Counterparty	Swap Agreements (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Harbor Cayman Inflation Focus Ltd. (Subsidiary)[a]
Macquarie Bank Limited	$—	$(1,894)	$—

HARBOR ENERGY TRANSITION STRATEGY ETF (CONSOLIDATED)

	Financial Derivative Liabilities
Counterparty	Swap Agreements (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Harbor Cayman Energy Transition Ltd. (Subsidiary)[a]
Goldman Sachs International	$—	$(3,183)	$—

*

Of the total collateral received and/or pledged listed in the above table, cash of $1,894 and $3,183 included in “Due from broker” on the Consolidated Statements of Assets and Liabilities, were received as collateral for Harbor Cayman Inflation Focus Ltd and Harbor Cayman Energy Transition Ltd, respectively.

a	Harbor Cayman Inflation Focus Ltd. and Harbor Cayman Energy Transition Ltd. are recognized as separate legal entities for the purpose of the ISDA agreement.

Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.

NOTE 9—SUBSEQUENT EVENTS

Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor ETF Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Harbor All-Weather Inflation Focus ETF (Consolidated), Harbor Corporate Culture ETF, Harbor Corporate Culture Leaders ETF, Harbor Disruptive Innovation ETF, Harbor Dividend Growth Leaders ETF, Harbor Energy Transition Strategy ETF (Consolidated), Harbor International Compounders ETF, Harbor Long-Term Growers ETF, Harbor Scientific Alpha High-Yield ETF, and Harbor Scientific Alpha Income ETF (collectively referred to as the “Funds”), (ten of the funds constituting Harbor ETF Trust (the “Trust”)), including the portfolios of investments, as of October 31, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting the Trust), at October 31, 2022, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table, in conformity with U.S. generally accepted accounting principles.

The statements of changes in net assets for the year ended October 31, 2021 and the financial highlights of each of the four years in the period ended October 31, 2021 for the Harbor Dividend Growth Leaders ETF Fund were audited by other auditors whose report dated December 30, 2021 expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

Individual fund comprising the Harbor ETF Trust	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor All-Weather Inflation Focus ETF (Consolidated)	For the period from February 9, 2022 (commencement of operations) through October 31, 2022
Harbor Corporate Culture ETF	For the period from October 12, 2022 (commencement of operations) through October 31, 2022
Harbor Corporate Culture Leaders ETF	For the period from February 23, 2022 (commencement of operations) through October 31, 2022
Harbor Disruptive Innovation ETF	For the period from December 1, 2021 (commencement of operations) through October 31, 2022
Harbor Dividend Growth Leaders ETF	For the year ended October 31, 2022
Harbor Energy Transition Strategy ETF (Consolidated)	For the period from July 13, 2022 (commencement of operations) through October 31, 2022
Harbor International Compounders ETF	For the period from September 7, 2022 (commencement of operations) through October 31, 2022
Harbor Long-Term Growers ETF	For the period from February 2, 2022 (commencement of operations) through October 31, 2022
Harbor Scientific Alpha High-Yield ETF	For the year ended October 31, 2022	For the year ended October 31, 2022 and the period from September 14, 2021 (commencement of operations) through October 31, 2021
Harbor Scientific Alpha Income ETF

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Harbor ETF Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM—Continued

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Harbor funds investment companies since 2000.

Chicago, Illinois

December 21, 2022

Harbor ETF Trust

FEES AND EXPENSES EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees and other Fund expenses (with certain exceptions). This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of a Fund, which are not shown in this section and would have resulted in higher costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and brokerage commissions were included, your costs would have been higher.

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2022)	Ending Account Value (October 31, 2022)

HARBOR ALL-WEATHER INFLATION FOCUS ETF

ETF	0.68%
Actual		$3.24	$1,000	$892.50
Hypothetical (5% return)		5.01	1,000	1,031.36

HARBOR CORPORATE CULTURE ETF[1]

ETF	0.35%
Actual		$0.20	$1,000	$1,091.20
Hypothetical (5% return)		0.19	1,000	1,002.55

HARBOR CORPORATE CULTURE LEADERS ETF

ETF	0.50%
Actual		$2.37	$1,000	$883.10
Hypothetical (5% return)		3.49	1,000	1,030.95

HARBOR DISRUPTIVE INNOVATION ETF

ETF	0.55%
Actual		$2.55	$1,000	$842.90
Hypothetical (5% return)		5.15	1,000	1,040.84

HARBOR DIVIDEND GROWTH LEADERS ETF

ETF	0.76%
Actual		$3.75	$1,000	$955.10
Hypothetical (5% return)		7.76	1,000	1,042.40

Harbor ETF Trust

FEES AND EXPENSES EXAMPLE (Unaudited)—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2022)	Ending Account Value (October 31, 2022)

HARBOR ENERGY TRANSITION STRATEGY ETF[2]

ETF	0.80%
Actual		$2.37	$1,000	$949.00
Hypothetical (5% return)		2.45	1,000	1,012.77

HARBOR INTERNATIONAL COMPOUNDERS ETF[3]

ETF	0.55%
Actual		$0.82	$1,000	$978.40
Hypothetical (5% return)		0.83	1,000	1,006.71

HARBOR LONG-TERM GROWERS ETF

ETF	0.57%
Actual		$2.71	$1,000	$888.60
Hypothetical (5% return)		4.32	1,000	1,033.01

HARBOR SCIENTIFIC ALPHA HIGH-YIELD ETF

ETF	0.48%
Actual		$2.37	$1,000	$963.00
Hypothetical (5% return)		4.91	1,000	1,045.20

HARBOR SCIENTIFIC ALPHA INCOME ETF

ETF	0.50%
Actual		$2.48	$1,000	$968.40
Hypothetical (5% return)		5.11	1,000	1,045.00

*	Reflective of all fee waivers and expense reimbursements
**

Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception). Fund has less than six months of operating history

1

Fund has less than six months of operating history. Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 20/365 (to reflect the period since the commencement of operations).The expense amounts reported under Hypothetical (5% return) are not comparable to the amount reported using actual fund return.

2

Fund has less than six months of operating history. Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 111/365 (to reflect the period since the commencement of operations).The expense amounts reported under Hypothetical (5% return) are not comparable to the amount reported using actual fund return.

3

Fund has less than six months of operating history. Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 55/365 (to reflect the period since the commencement of operations).The expense amounts reported under Hypothetical (5% return) are not comparable to the amount reported using actual fund return.

Harbor ETF Trust

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

For the period ended October 31, 2022, each Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If a Fund pays a distribution during calendar year 2022, complete information will be reported in conjunction with Form 1099-DIV.

The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2022 as qualifying for the dividends received deduction for corporate shareholders.

Percentage of Distribution
Harbor Corporate Culture Leaders ETF	100%
Harbor Dividend Growth Leaders ETF	100
Harbor Long-Term Growers ETF	100

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2022

Amount (000s)
Harbor Dividend Growth Leaders ETF	$25,803

For the fiscal year ended October 31, 2022, the Funds, if applicable, designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code 163 (j) as interest income eligible for income inclusion for corporate shareholders.

Shareholders that received distributions from a Fund through a taxable account during calendar year 2022 will receive a Form 1099-DIV in January 2023 that will show the tax character of those distributions.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As the result of the reorganization of Westfield Capital Dividend Growth Fund (the “Predecessor Fund”), a series of The Advisors’ Inner Circle Fund II, into the Harbor Dividend Growth Leaders ETF (the “Fund”), a series of Harbor ETF Trust (the “Trust”), on May 20, 2022, PricewaterhouseCoopers LLP (“PwC”) was dismissed as the independent registered public accounting firm, effective May 20, 2022. The Trust’s Board of Trustees approved the reorganization and approved the appointment of Ernst & Young LLP (“EY”) as the independent registered public accounting firm of the Acquiring Fund for the fiscal year ended October 31, 2022.

PwC’s reports on the Predecessor Fund’s financial statements for the fiscal year ended October 31, 2020 and October 31, 2021 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended October 31, 2020 and October 31, 2021 and during the subsequent interim period through May 20, 2022: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Target Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Predecessor Fund’s fiscal years ended October 31, 2020 and October 31, 2021, and the subsequent interim period through May 20, 2022, neither the Trust, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements (except consultations in EY’s capacity as the Acquiring Fund’s existing independent registered public accounting firm); or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Harbor ETF Trust

ADDITIONAL INFORMATION (Unaudited)—Continued

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM—Continued

PROXY VOTING

Harbor ETF Trust has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor ETF Trust files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor ETF Trust’s Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050; (ii) on Harbor’s website at harborcapital.com; and (iii) on the SEC’s website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050, (ii) on Harbor’s website at harborcapital.com, and (iii) on the SEC’s website at sec.gov.

ADVISORY AGREEMENT APPROVALS

The Investment Company Act requires that the Investment Advisory Agreement and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR DIVIDEND GROWTH LEADERS ETF

At a meeting of the Board held on January 26, 2022 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved (i) the Investment Advisory Agreement between Harbor ETF Trust, on behalf of the Harbor Dividend Growth Leaders ETF (the “Fund”), and Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”); and (ii) the Subadvisory Agreement among the Adviser, Harbor ETF Trust, on behalf of the Fund, and Westfield Capital Management Company, L.P. (the “Subadviser” or “Westfield”). The Trustees noted that the Fund was anticipated to commence operations by acquiring the assets of another fund for which Westfield serves as the investment adviser (the “Westfield Fund”).

In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications and of the Subadviser in its capacity as a subadviser for another Harbor fund. In connection with their consideration of the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of the funds, to (i) identify and recommend to the Trustees a subadviser for the funds, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement and the Subadvisory Agreement were fair and reasonable and approved the Investment Advisory Agreement and Subadvisory Agreement for an initial two-year term as being in the best interests of the Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Trust.

Harbor ETF Trust

ADDITIONAL INFORMATION (Unaudited)—Continued

ADVISORY AGREEMENT APPROVALS—Continued

Factors Considered

In considering the Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees were the following:

•

the nature, extent, and quality of the combined services proposed to be provided by Harbor Capital and Westfield, including the background, education, expertise and experience of the investment professionals of Harbor Capital and Westfield to provide services to the Fund;

•	the favorable history, reputation, qualifications and background of Harbor Capital and Westfield as well as the qualifications of their personnel;

•

the fees proposed to be charged by Harbor Capital and Westfield for investment advisory and subadvisory services, respectively, including the portion of the fees to be retained by Harbor Capital, after payment of Westfield’s fees, for investment advisory and related services to be provided by Harbor Capital (including investment, business, legal, compliance, financial and administrative services) and for Harbor Capital’s undertaking to bear the operating expenses of the Fund, with certain limited exceptions;

•	the proposed fees and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;

•

the investment performance of Westfield in managing other accounts, including the Westfield Fund, in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;

•	the expected profitability of Harbor Capital with respect to the Fund;

•	information received at meetings throughout the year related to services rendered by Harbor Capital;

•

the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of investors; and

•	any “fall out” benefits that might inure to Harbor Capital, Westfield and their respective affiliates as a result of their relationship with the Fund.

Nature, Extent, and Quality of Services

In evaluating the nature, extent and quality of the services to be provided by Harbor Capital, the reasonableness of the overall compensation provided under the proposed advisory agreement and other considerations, the Trustees considered Harbor Capital’s ability, consistent with the manager-of-managers structure of Harbor Funds, to identify and recommend to the Trustees quality subadvisers for the Harbor Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered Harbor Capital’s history as a manager-of-managers, including its history of replacing subadvisers for particular Harbor funds in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best interests of a fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

The Board evaluated the nature, extent and quality of Harbor Capital’s proposed services in light of the Board’s actual experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to the Harbor funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as a manager-of-managers for the Fund. The Trustees also considered in their determination the depth, knowledge and experience level of the investment team, the quality of the investment process and the culture of the Subadviser.

Harbor ETF Trust

ADDITIONAL INFORMATION (Unaudited)—Continued

ADVISORY AGREEMENT APPROVALS—Continued

Advisory Fees and Expense Ratios

The Trustees noted that the proposed advisory agreement provides that Harbor Capital will pay all of the operating expenses of the Fund, with certain limited exceptions set forth in the agreement, and that such unitary fee structure effectively acts as a cap on the fees and expenses of the Fund. The Trustees observed that the data available concerning comparative fees and expense ratios showed that the proposed net expense ratio for the Fund was below the average and median of its peer group of funds compiled using Morningstar data that was presented to the Board for comparison purposes.

In discussing the nature and quality of the services to be provided by Westfield, the Trustees considered Westfield’s expertise and the favorable record Westfield had generated in similar dividend growth strategies. The Trustees also noted the experience of the proposed portfolio manager of the Fund and the favorable record generated by him. In considering Westfield’s performance, the Trustees noted that Westfield’s record with the Westfield Fund was favorable compared to its benchmark and peers on a risk-adjusted basis.

The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee to be paid to Harbor Capital and the subadvisory fee to be paid to Westfield and specifically the net advisory fee to be retained by Harbor Capital at various asset levels.

Profitability

The Trustees noted that Harbor Capital expected to operate the Fund initially at a loss.

Economies of Scale

The Trustees concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, Harbor Capital’s forward-looking approach to setting the contractual advisory fee, its absorbing Fund expenses while paying Westfield its full subadvisory fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s advisory fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Harbor funds.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR ENERGY TRANSITION STRATEGY ETF

At a meeting of the Board held on March 15, 2022 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved (i) the Investment Advisory Agreement between Harbor ETF Trust, on behalf of the Harbor Energy Transition Strategy ETF (the “Fund”), and Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”); and (ii) the Subadvisory Agreement among the Adviser, Harbor ETF Trust, on behalf of the Fund, and Quantix Commodities LP (the “Subadviser” or “Quantix”).

In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications and of the Subadviser in its capacity as a subadviser for another Harbor fund. In connection with their consideration of the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of the funds, to (i) identify and recommend to the Trustees a subadviser for the funds, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement and the Subadvisory Agreement were fair and reasonable and approved the Investment Advisory Agreement and Subadvisory Agreement for an initial two-year term as being in the best interests of the Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Trust.

Harbor ETF Trust

ADDITIONAL INFORMATION (Unaudited)—Continued

ADVISORY AGREEMENT APPROVALS—Continued

Factors Considered

In considering the Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees were the following:

•

the nature, extent, and quality of the combined services proposed to be provided by Harbor Capital and Quantix, including the background, education, expertise and experience of the investment professionals of Harbor Capital and Quantix to provide services to the Fund;

•	the favorable history, reputation, qualifications and background of Harbor Capital and Quantix as well as the qualifications of their personnel;

•

the fees proposed to be charged by Harbor Capital and Quantix for investment advisory and subadvisory services, respectively, including the portion of the fees to be retained by Harbor Capital, after payment of Quantix’s fees, for investment advisory and related services to be provided by Harbor Capital (including investment, business, legal, compliance, financial and administrative services) and for Harbor Capital’s undertaking to bear the operating expenses of the Fund, with certain limited exceptions;

•	the proposed fees and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;

•	information about the index the Fund would seek to track, Harbor Capital’s assessment of that index, and Quantix’s proposed strategy for seeking to track the index;

•	the expected profitability of Harbor Capital with respect to the Fund;

•	information received at meetings throughout the year related to services rendered by Harbor Capital;

•

the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of investors; and

•	any “fall out” benefits that might inure to Harbor Capital, Quantix and their respective affiliates as a result of their relationship with the Fund.

Nature, Extent, and Quality of Services

In evaluating the nature, extent, and quality of the services to be provided by Harbor Capital, the reasonableness of the overall compensation provided under the proposed advisory agreement and other considerations, the Trustees considered Harbor Capital’s ability, consistent with the manager-of-managers structure of the Fund, to identify and recommend to the Trustees quality subadvisers for the Fund, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser when appropriate. The Trustees specifically considered Harbor Capital’s history as a manager-of-managers, including its history of replacing subadvisers for particular Harbor funds in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best interests of a fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

The Board evaluated the nature, extent, and quality of Harbor Capital’s proposed services in light of the Board’s actual experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to the Harbor funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as a manager-of-managers for the Fund. The Trustees also considered in their determination the depth, knowledge and experience level of the Subadviser’s personnel, the quality of the Subadviser’s processes and the culture of the Subadviser.

Harbor ETF Trust

ADDITIONAL INFORMATION (Unaudited)—Continued

ADVISORY AGREEMENT APPROVALS—Continued

Advisory Fees and Expense Ratios

The Trustees noted that the proposed Investment Advisory Agreement provides that the Adviser will pay all of the operating expenses of the Fund, with certain limited exceptions set forth in the agreement, and that such unitary fee structure effectively acts as a cap on the fees and expenses of the Fund. The Trustees observed that the data available concerning comparative fees and expense ratios showed that the proposed net expense ratio for the Fund was above the average and median of the peer group of funds compiled using Morningstar data that was presented to the Board for comparison purposes. The Trustees noted that Harbor Capital believes the proposed fee is appropriate given the distinct strategy and compelling theme not current available within the universe of commodity funds, the Fund’s access to a unique combination of commodities selected by Quantix’s experts that are not readily accessible to most investors, and the Fund’s sophisticated design that includes complex aspects such as currency hedging and contract-roll rules aimed at mitigating the impact of roll yield.

The Trustees also reviewed and determined to be reasonable, in relation to the services to be provided by each party, the split between the advisory fee to be paid to Harbor Capital and the subadvisory fee to be paid to the Subadviser.

Profitability

The Trustees noted that Harbor Capital expected to operate the Fund initially at a loss.

Economies of Scale

The Trustees concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, Harbor Capital’s forward-looking approach to setting the contractual advisory fee, its absorbing Fund expenses while paying the Subadviser its full subadvisory fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s advisory fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Harbor funds.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR INTERNATIONAL COMPOUNDERS ETF

At a meeting of the Board held on May 15-16, 2022 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved (i) the Investment Advisory Agreement between Harbor ETF Trust, on behalf of the Harbor International Compounders ETF (the “Fund”), and Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”); and (ii) the Subadvisory Agreement among the Adviser, Harbor ETF Trust, on behalf of the Fund, and C WorldWide Asset Management Fondsmaeglerselskab A/S (the “Subadviser” or “C WorldWide”).

In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with their consideration of the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of the funds, to (i) identify and recommend to the Trustees a subadviser for the funds, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement and the Subadvisory Agreement were fair and reasonable and approved the Investment Advisory Agreement and Subadvisory Agreement for an initial two-year term as being in the best interests of the Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or any subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Trust.

Harbor ETF Trust

ADDITIONAL INFORMATION (Unaudited)—Continued

ADVISORY AGREEMENT APPROVALS—Continued

Factors Considered

In considering the Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees were the following:

•

The nature, extent, and quality of the combined services proposed to be provided by Harbor Capital and C WorldWide, including the background, education, expertise and experience of the investment professionals of Harbor Capital and C WorldWide to provide services to the Fund;

•	The favorable history, reputation, qualifications and background of Harbor Capital and C WorldWide as well as the qualifications of their personnel;

•

The fees proposed to be charged by Harbor Capital and C WorldWide for investment advisory and subadvisory services, respectively, including the portion of the fees to be retained by Harbor Capital, after payment of C WorldWide’s fees, for investment advisory and related services to be provided by Harbor Capital (including investment, business, legal, compliance, financial and administrative services) and for Harbor Capital’s undertaking to bear the operating expenses of the Fund, with certain limited exceptions;

•	The proposed fees and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;

•	The investment performance of C WorldWide in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;

•	The expected profitability of Harbor Capital with respect to the Fund;

•	Information received at meetings throughout the year related to services rendered by Harbor Capital;

•

The extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of investors; and

•	Any “fall out” benefits that might inure to Harbor Capital, C WorldWide and their respective affiliates as a result of their relationship with the Fund.

Nature, Extent, and Quality of Services

In evaluating the nature, extent, and quality of the services to be provided by Harbor Capital, the reasonableness of the overall compensation provided under the proposed advisory agreement and other considerations, the Trustees considered Harbor Capital’s ability, consistent with the manager-of-managers structure of the Fund, to identify and recommend to the Trustees quality subadvisers for the Fund, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser when appropriate. The Trustees specifically considered Harbor Capital’s history as a manager-of-managers, including its history of replacing subadvisers for particular Harbor funds in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best interests of a fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the Subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

The Board evaluated the nature, extent, and quality of Harbor Capital’s proposed services in light of the Board’s actual experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to the Harbor funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as a manager-of-managers for the Fund. The Trustees also considered in their determination the depth, knowledge and experience level of the Subadviser’s personnel, the quality of the Subadviser’s processes and the culture of the Subadviser.

Harbor ETF Trust

ADDITIONAL INFORMATION (Unaudited)—Continued

ADVISORY AGREEMENT APPROVALS—Continued

Advisory Fees and Expense Ratios

The Trustees noted that the proposed Investment Advisory Agreement provides that the Adviser will pay all of the operating expenses of the Fund, with certain limited exceptions set forth in the agreement, and that such unitary fee structure effectively acts as a cap on the fees and expenses of the Fund. The Trustees observed that the data available concerning comparative fees and expense ratios showed that the proposed net expense ratio for the Fund was below the average and median of the peer group of funds compiled using Morningstar data that was presented to the Board for comparison purposes.

The Trustees also reviewed and determined to be reasonable, in relation to the services to be provided by each party, the split between the advisory fee to be paid to Harbor Capital and the subadvisory fee to be paid to the Subadviser.

Profitability

The Trustees noted that Harbor Capital expected to operate the Fund initially at a loss.

Economies of Scale

The Trustees concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, Harbor Capital’s forward-looking approach to setting the contractual advisory fee, its absorbing Fund expenses while paying the Subadviser its full subadvisory fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s advisory fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Harbor funds.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR CORPORATE CULTURE ETF

At a meeting of the Board held on August 14-15, 2022 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved (i) the Investment Advisory Agreement between Harbor ETF Trust, on behalf of the Harbor Corporate Culture ETF (the “Fund”), and Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”).

In evaluating the Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with their consideration of the Investment Advisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and the underlying index the Fund would seek to track.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement were fair and reasonable and approved the Investment Advisory Agreement for an initial two-year term as being in the best interests of the Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital and were represented throughout the process by legal counsel to the Independent Trustees and the Trust.

Factors Considered

In considering the Fund’s proposed Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees were the following:

•

The nature, extent, and quality of the services proposed to be provided by Harbor Capital, including the background, education, expertise and experience of the investment professionals of Harbor Capital to provide services to the Fund;

•	The favorable history, reputation, qualifications and background of Harbor Capital as well as the qualifications of its personnel;

•

The fee proposed to be charged by Harbor Capital for investment advisory and related services to be provided by Harbor Capital (including investment, business, legal, compliance, financial and administrative services) and for Harbor Capital’s undertaking to bear the operating expenses of the Fund, with certain limited exceptions;

Harbor ETF Trust

ADDITIONAL INFORMATION (Unaudited)—Continued

ADVISORY AGREEMENT APPROVALS—Continued

•	The proposed fees and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;

•	Information about the index the Fund would seek to track, Harbor Capital’s assessment of that index, and Harbor Capital’s proposed strategy for seeking to track the index;

•	The expected profitability of Harbor Capital with respect to the Fund;

•	Information received at meetings throughout the year related to services rendered by Harbor Capital;

•

The extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of investors; and

•	Any “fall out” benefits that might inure to Harbor Capital and its affiliates as a result of their relationship with the Fund.

Nature, Extent, and Quality of Services

In evaluating the nature, extent, and quality of the services to be provided by Harbor Capital, the reasonableness of the overall compensation provided under the proposed advisory agreement and other considerations, the Trustees considered Harbor Capital’s ability to manage the Fund in accordance with its investment objective of seeking to track the underlying index.

The Board evaluated the nature, extent, and quality of Harbor Capital’s proposed services in light of the Board’s actual experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to the Harbor funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Fund’s operations. The Trustees determined that Harbor Capital has the expertise and resources to manage the Fund in accordance with its investment objective. The Trustees also considered the significant due diligence undertaken by Harbor Capital regarding the underlying index and index provider, including diligence regarding the data used as part of the index construction process and how the index is designed to provide the specified exposure consistent with the Fund’s registration statement disclosures.

Advisory Fees and Expense Ratios

The Trustees noted that the proposed Investment Advisory Agreement provides that Harbor Capital will pay all of the operating expenses of the Fund, with certain limited exceptions set forth in the agreement, and that such unitary fee structure effectively acts as a cap on the fees and expenses of the Fund. The Trustees observed that the data available concerning comparative fees and expense ratios showed that the proposed net expense ratio for the Fund was below the average and median of the peer group of funds compiled using Morningstar data that was presented to the Board for comparison purposes.

Profitability

The Trustees noted that Harbor Capital expected to operate the Fund initially at a loss.

Economies of Scale

The Trustees concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, Harbor Capital’s forward-looking approach to setting the contractual advisory fee, its absorbing Fund expenses and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s advisory fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Harbor funds.

Harbor ETF Trust

ADDITIONAL INFORMATION (Unaudited)—Continued

  TRUSTEES AND OFFICERS

AS OF DECEMBER 2022

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor ETF Trust is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor ETF Trust, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Harbor ETF Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborcapital.com.

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (59) Trustee	Since 2021	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	28	None

Donna J. Dean (71) Trustee	Since 2021	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	28	None

Robert Kasdin (64) Trustee	Since 2021	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director and Executive Committee Member, The Y in Central Maryland (2018-Present).	28	Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

Kathryn L. Quirk (70) Trustee	Since 2021

Member, Board of Directors and Co-Chair, Governance Committee, Just World International Inc. (nonprofit) (2020 – Present); Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).

			28	None

Douglas J. Skinner (60) Trustee	Since 2021	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	28	None

Ann M. Spruill (68) Trustee	Since 2021	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-2020); and Trustee, Financial Accounting Foundation (2014-2020).	28	None

Harbor ETF Trust

ADDITIONAL INFORMATION (Unaudited)—Continued

TRUSTEES AND OFFICERS—Continued

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES–Continued
Landis Zimmerman (63) Trustee	Since 2022	Independent, non-fiduciary advisor, Gore Creek Asset Management (2006- Present); Member, Japan Science and Technology Agency Investment Advisory Committee (2021-Present); Chief Investment Officer of the Howard Hughes Medical Institute (2004-2021).	28	None
INTERESTED TRUSTEE
Charles F. McCain (53)* Chairman, Trustee and President	Since 2021

Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson (2019-Present), Harbor Trust Company, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; Chief Executive Officer (2017- Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.; Chief Compliance Officer, Harbor Funds (2004-2017); and Chairman, President and Trustee, Harbor ETF Trust (2021-Present).

			28	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (47) Chief Compliance Officer	Since 2021

Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-Present) and Chief Compliance Officer (2017-2021), Harbor Funds Distributors, Inc.; Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; AML Compliance Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds; and Chief Compliance Officer, Harbor ETF Trust (2021-Present).

Kristof M. Gleich (43) Vice President	Since 2021

President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director, Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust Company, Inc.; Vice President, Harbor Funds (2019-Present); Vice President, Harbor ETF Trust (2021-Present); and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.

Gregg M. Boland (59) Vice President	Since 2021

Executive Vice President (2020-Present),Vice President (2019-2020), Harbor Capital Advisors, Inc.; President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group, Inc.; Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.; Vice President, Harbor Funds (2019-Present) and Vice President, Harbor ETF Trust (2021-Present).

Diana R. Podgorny (43) Secretary	Since 2021

Senior Vice President and Deputy General Counsel (2022-Present), Senior Vice President and Assistant General Counsel (2020-2022), and Vice President and Assistant General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director and Vice President (2020-Present), Harbor Trust Company, Inc.; Secretary, Harbor Funds (2018-Present); and Secretary, Harbor ETF Trust (2021-Present).

Lana M. Lewandowski (43) AML Compliance Officer and Assistant Secretary	Since 2021

Vice President and Compliance Director (2022-Present), Legal & Compliance Manager (2016-2022) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.; AML Compliance Officer (2021-2022) and Assistant Secretary (2017-2022), Harbor Funds; and AML Compliance Officer (2021-2022) and Assistant Secretary (2021-Present), Harbor ETF Trust.

John M. Paral (54) Treasurer	Since 2021

Senior Vice President – Fund Administration and Analysis (2022-Present), Director of Fund Administration and Analysis (2017-2022), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.; Treasurer (2022-Present) and Assistant Treasurer (2013-2022), Harbor Funds; and Treasurer (2022-Present) and Assistant Treasurer (2021-2022), Harbor ETF Trust.

Harbor ETF Trust

ADDITIONAL INFORMATION (Unaudited)—Continued

TRUSTEES AND OFFICERS—Continued

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**–Continued
Lora A. Kmieciak (58) Vice President	Since 2021

Executive Vice President and Chief Financial Officer (2022-Present), Senior Vice President – Fund Administration and Analysis (2017-2022) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice President (2020-2022) and Director (2022-Present), Harbor Trust Company, Inc.; Assistant Treasurer (2017-2022), Harbor Funds; and Assistant Treasurer (2021-2022) and Vice President (2022-Present), Harbor ETF Trust.

Diane Johnson (57) Vice President	Since 2022	Vice President (2022-Present) and Tax Director (2009-Present), Harbor Capital Advisors, Inc.; Vice President (2022-Present), Harbor Funds; and Vice President (2022-Present), Harbor ETF Trust.

1	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

Rev. 09/2021

FACTS	WHAT DOES HARBOR DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number

∎   Account balances and transaction history

∎   Assets and investment experience

∎   Wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Harbor chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Harbor share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-422-1050 or go to harborcapital.com

Harbor’s Privacy Statement—Continued

Who we are
Who is providing this notice?	Harbor Capital Advisors, Inc.; Harbor Services Group; Inc.; Harbor Funds Distributors, Inc., Harbor Trust Company, Inc., Harbor Funds, Harbor ETF Trust (collectively, “Harbor”)
What we do
How does Harbor protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.

How does Harbor collect my personal information?

We collect your personal information, for example, when you

∎   Open an account or make transactions on your account

∎   Give us your contact information or income information

∎   Tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include the financial companies providing this notice, as well as other companies under our parent company, ORIX Corporation.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

∎   Nonaffiliates we share with can include companies that perform support services on our behalf or other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as other financial institutions.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Harbor doesn’t jointly market.
Other important information
Notice to investors in California and Vermont

Under California and Vermont law, we will not share information we collect about you with outside companies, unless the law allows. For example, we may share information with your consent, to service your accounts, and in connection with legal proceedings. We will limit sharing among our companies to the extent required by applicable law.

We recommend that you read and retain this notice for your personal files.

FD.AR.ETF.1022

ITEM 2 – CODE OF ETHICS
(a)
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).
(c)
Effective September 30, 2022, Anmarie S. Kolinski, former Harbor Funds principal financial officer, retired. Accordingly, the code of ethics was amended to remove Anmarie S. Kolinski and to add John M. Paral as the new principal financial officer. The code became effective October 1, 2022.
(d)
The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Douglas J. Skinner, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Skinner is the Eric J. Gleacher Distinguished Service Professor of Accounting and Deputy Dean for Faculty at the University of Chicago Booth School of Business, where his prior positions include John P. and Lillian A. Gould Professor of Accounting, Neubauer Family Faculty Fellow, Interim Dean, and Executive Director of the Accounting Research Center. Mr. Skinner is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Items 4(a)—4(d): Audit, Audit-Related, Tax and All Other Fees
Fees billed by Ernst & Young (“EY”):
	Fiscal Year Ended October 31, 2022			Fiscal Year Ended October 31, 2021
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$7,017	N/A	N/A	$15,125	N/A	N/A
(b) Audit-Related Fees.	$0	$0	N/A	$6,000[1]	$0	N/A
(c) Tax Fees.	$2,309[2]	$0	N/A	$61[2]	$0	N/A
(d) All Other Fees.	$1,334	$9[3]	N/A	$0	$0	N/A
1
Includes fees related to the issuance of consents for N-1A filings.
2
Includes fees related to tax compliance.
3
Includes fees billed in connection with the Registrant’s subscription to the EY PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies, and subscription to EY Atlas, a global platform and research tool for accessing accounting and auditing content, including external standards, EY interpretations and thought leadership.
(e)
(1)
Pre-Approval Policies.
The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.
In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.
The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(2)
None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)
Not applicable
(g)
Aggregate Non-Audit Fees.
Aggregate Non-Audit Fees of the Registrant
Fiscal Year Ended October 31, 2022: $3,643
Fiscal Year Ended October 31, 2021: $6,061
Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
Fiscal Year Ended October 31, 2022: $9
Fiscal Year Ended October 31, 2021: $0
(h)
For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable
ITEM 6 – INVESTMENTS
(a)
The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)
Not applicable
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)
The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable
ITEM 13 – EXHIBITS
(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.
(a)(2)
A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.

(a)(4)	Change in Registrant’s Independent Public Accountant (Disclosure Pursuant to Item 4.01 of Form 8-K under the Exchange Act) is filed as an exhibit hereto.
(a)(4)(1)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is filed as an exhibit hereto.
(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed December 21, 2022 on its behalf by the undersigned, thereunto duly authorized.
HARBOR ETF TRUST
By: /s/ Charles F. McCain

Charles F. McCain
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Charles F. McCain Charles F. McCain	Chairman, President and Trustee (Principal Executive Officer)	December 21, 2022
By:	/s/ John M. Paral John M. Paral	Treasurer (Principal Financial and Accounting Officer)	December 21, 2022

Exhibit Index
Number	Description
99.CODE ETH	Code of Business Conduct and Ethics.
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).